       As filed with the Securities and Exchange Commission on June 27, 1997
                                                      Registration Nos. 33-11371
                                                                        811-4982
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ----------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No.                  [ ]
                                                    ----
                       Post-Effective Amendment No.  33               [X]
                                                    ----
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                 [ ]
                              Amendment No. 35                        [X]
                                           ----
                        (Check Appropriate box or boxes)

                                 ----------------

                             HEARTLAND GROUP, INC.
               (Exact name of registrant as specified in charter)

   790 NORTH MILWAUKEE STREET
       MILWAUKEE, WISCONSIN                              53202
  (Address of Principal Offices)                      (Zip Code)

        Registrant's Telephone Number, including Area Code (414) 347-7777

                         WILLIAM J. NASGOVITZ, President
                           790 NORTH MILWAUKEE STREET
                           MILWAUKEE, WISCONSIN 53202
                     (name and Address of Agent for Service)

                                    Copy to:
                            CONRAD G. GOODKIND, ESQ.
                                 Quarles & Brady
                            411 East Wisconsin Avenue
                               Milwaukee, WI 53202

              It is proposed that this filing will become effective (check appropriate box):

                    [ ] immediately upon filing pursuant to paragraph (b)
                    [X] on June 30, 1997 pursuant to paragraph (b)
                    [ ] 60 days after filing pursuant to paragraph (a)(1)
                    [ ] on (date) pursuant to paragraph (a)(1)
                    [ ] 75 days after filing pursuant to paragraph (a)(2)
                    [ ] on (date) pursuant to paragraph (a)(2) of rule 485

                    If appropriate, check the following box:
                    [ ] this post-effective amendment designates a
                        new effective date for a previously filed post-effective amendment

*Registrant has elected to register an indefinite number of shares of Common Stock, $0.01 par value, pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant's 24f-2 Notice for the year ended December 31, 1996 was filed on February 28, 1997.


                                 ----------------

                              HEARTLAND GROUP, INC.

                                    FORM N-1A

                              CROSS-REFERENCE SHEET

                       TO POST-EFFECTIVE AMENDMENT NO. 33
                       ----------------------------------




Form N-1A
 Item No.                                                           Prospectus Heading
---------                                                           ------------------

               PART A

1.         Cover Page............................................     Cover Page

2.         Synopsis..............................................     Fund Expenses

3.         Condensed Financial
           Information...........................................     Financial Highlights

4.         General Description of
           Registrant............................................     Description of Fund Shares; Investment Objectives
                                                                      and Policies; Elements of Fixed Income
                                                                      Investing; Implementation of Policies and
                                                                      Risks; Appendix A -- Securities Ratings

5.         Management of the Fund................................     The Funds and the Heartland Organization; How
                                                                      to Buy Shares; Net Asset Value Calculation;
                                                                      Portfolio Transactions

5A.        Management's Discussion
           of Fund Performance...................................     Not applicable

6.         Capital Stock and Other
           Securities............................................     Description of Fund Shares; Dividends,
                                                                      Capital Gains Distributions and Taxes; Shareholder Services

7.         Purchase of Securities Being
           Offered...............................................     How to Buy Shares; Net Asset Value Calculation;
                                                                      The Distribution Plan

8.         Redemption or Repurchase..............................     How to Redeem Shares

9.         Pending Legal Proceedings.............................     None



                  PART B

10.        Cover Page............................................     Cover Page

11.        Table of Contents.....................................     Cover Page

12.        General Information and
           History...............................................     Introduction to the Funds

13.        Investment Objectives and
           Policies..............................................     Investment Policies and Practices; Investment
                                                                      Risks and Considerations; Investment Restrictions

14.        Management of the Fund................................     Management

15.        Control Persons and Principal
           Holders of Securities.................................     Control Persons and Principal Holders of Securities

16.        Investment Advisory and
           Other Services........................................     The Investment Advisor

17.        Brokerage Allocation..................................     Portfolio Transactions

18.        Capital Stock and Other
           Securities............................................     Description of Shares

19.        Purchase, Redemption and
           Pricing of Securities
           Being Offered.........................................     Determination of Net Asset Value Per Share

20.        Tax Status............................................     Tax Status

21.        Underwriters..........................................     Distribution of Shares

22.        Calculation of Performance
           Data..................................................     Performance Information

23.        Financial Statements..................................     Financial  Statements


               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND


                                   Prospectus

                                  June 30, 1997





     The Heartland Short Duration High-Yield Municipal Fund and the Heartland High-Yield Municipal Bond Fund (collectively, the "Funds") are separate mutual fund portfolios of Heartland Group, Inc. ("Heartland"). This Prospectus contains information you should know about the Funds before you invest. Please keep it for reference. A Statement of Additional Information for the Funds (dated June 30, 1997) has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. It is available at no charge by calling the Funds' investment advisor and distributor, Heartland Advisors, Inc. ("Heartland Advisors"), at 1-800-432-7856 or (414) 289-7000.


     LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The Funds may invest up to 100% of their net assets in lower-rated bonds, commonly known as "junk bonds." Bonds of this type are subject to greater risks with regard to payment of interest and return of principal, including default risks, than are higher-rated bonds. Investors should carefully consider the risks associated with an investment in the Funds. See "Elements of Fixed Income Investing."

     Shares of the Funds are not obligations, deposits or accounts of, or endorsed or guaranteed by, any banking institution, are not insured or guaranteed by the FDIC or any other governmental agency and involve risk, including the possible loss of principal.

INVESTMENT SUMMARY

     HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND'S investment objective is a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short and intermediate duration, medium and lower quality municipal obligations and maintains an average portfolio duration of three years or less.

     HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND'S investment objective is to maximize after-tax total return by investing for a high level of federally tax-exempt current income. The Fund invests primarily in medium and lower quality municipal obligations. While there are no duration restrictions for the Fund's obligations, it is anticipated that the Fund will maintain an average portfolio duration of greater than five years.

                               TABLE OF CONTENTS



                                                          PAGE
                                                          ----

Fund Expenses .............................................  4

Financial Highlights ......................................  5

Investment Objectives and Policies ........................  7

Elements of Fixed Income Investing ........................  9

Implementation of Policies and Risks ...................... 13

How to Buy Shares ......................................... 18

Shareholder Services ...................................... 21

Dividends, Capital Gains Distributions and Taxes .......... 24

The Funds and the Heartland Organization .................. 26

The Distribution Plan ..................................... 27

Net Asset Value Calculation ............................... 28

Description of Fund Shares ................................ 28

Portfolio Transactions .................................... 30

Performance Information ................................... 31

How To Redeem Shares ...................................... 32

APPENDIX A - SECURITIES RATINGS ........................... 36

FUND EXPENSES

     The expense summary format below was developed for use by all mutual funds to help you make your investment decisions. Of course, you should consider this expense information along with other important information, including each Fund's investment objective and performance.


                                             SHORT DURATION      HIGH-YIELD
                                               HIGH-YIELD         MUNICIPAL
                                             MUNICIPAL FUND       BOND FUND
                                             --------------       ---------
SHAREHOLDER TRANSACTION EXPENSES

Sales load on purchases                            None             None

Sales load on reinvested dividends                 None             None

Exchange fees                                      None             None

Redemption fees (1)                                None             None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management fees (after waivers)(2)                  0%               0%

Rule 12b-1 fees (after waivers)(2)                  0%               0%

Other expenses (after reimbursement)(2)             0%               0%

TOTAL FUND OPERATING EXPENSES
(AFTER FEE WAIVERS AND EXPENSE REIMBURSEMENT)       0%               0%




(1) The Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12.00. See "HOW TO REDEEM SHARES."



(2) The Annual Fund Operating Expenses shown in the table for each Fund give effect to Heartland Advisors' voluntary commitment to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses through December 31, 1997. Effective January 1, 1998, Heartland Advisors will begin to reduce the amount of this reimbursement and waiver each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual Total Fund Operating Expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund. Without these waivers and reimbursements, the Management Fees, Rule 12b-1 fees and Other Expenses would be .40%, .25% and .25%, respectively, for a total of .90% for the Short

     Duration High-Yield Municipal Fund, and .60%, .25% and .30%, respectively, for a total of 1.15% for the High-Yield Municipal Bond Fund. Other expenses are based on management's estimates for the current fiscal year.





EXAMPLE


     You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return; (2) redemption at the end of each time period; and (3) the voluntary fee waivers and expense reimbursements discussed above:



                             SHORT DURATION      HIGH-YIELD
                               HIGH-YIELD         MUNICIPAL
                             MUNICIPAL FUND       BOND FUND
                             --------------       ---------

One year                            $0                $0

Three years                        $25               $30


     The purpose of this expense information is to assist in understanding the various costs and expenses an investor will bear directly or indirectly in each of the Funds. More detailed information concerning these expenses is set forth in the sections of this Prospectus entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization." THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


FINANCIAL HIGHLIGHTS

     The financial highlights presented below cover the life of each Fund through May 31, 1997 and are unaudited. The table should be read in conjunction with the unaudited financial statements and related notes for the Funds contained in the Statement of Additional Information, which may be obtained without charge by writing or calling Heartland Advisors.

FINANCIAL HIGHLIGHTS

                                                     Short Duration     High-Yield
                                                       High-Yield       Municipal
                                                     Municipal Fund     Bond Fund
                                                        1/2/97(1)       1/2/97(1)
                                                       to 5/31/97      to 5/31/97
                                                      ----------       ----------

PER SHARE DATA:
---------------

     Net asset value, beginning of period             $    10.00       $    10.00

     Income from investment operations:

     Net investment income                                  0.23             0.27

     Net realized and unrealized gains
     on investments                                           --             0.04

                                                      ----------       ----------

     Total income from investment operations                0.23             0.31

     Less distributions from:

     Net investment income                                  0.23             0.27

     Net realized gains on investments                        --               --

                                                      ----------       ----------

     Total distributions                                    0.23             0.27

     Net asset value, end of period                   $    10.00       $    10.04
                                                      ==========       ==========
     Total Return(2)                                        2.4%             3.0%

RATIOS AND SUPPLEMENTAL DATA:
-----------------------------

     Net assets, end of period (in thousands)         $   38,163       $   10,590

     Ratio of net expenses to average net assets     0.00%(3)(4)       0.00%(3)(4)

     Ratio of net investment income
     to average net assets                           4.76%(3)(4)       5.87%(3)(4)

     Portfolio turnover rate                           66%               46%


(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) If there had been no management fee waiver or expense reimbursement by the Advisor, the ratio of net expenses to average net assets would have been 0.90% for the Short Duration High-Yield Municipal Fund and 1.46% for the High-Yield Municipal Bond Fund and the ratio of net investment income to average net assets would have been 3.87% and 4.41%, respectively.

INVESTMENT OBJECTIVES AND POLICIES

     INVESTMENT OBJECTIVES. The Funds' investment objectives and, except as otherwise specified, its investment policies are not fundamental, and therefore may be changed by Heartland's Board of Directors. If there is a future change in the investment objective, shareholders should consider whether the Funds remain an appropriate investment in light of their then-current financial position and needs. In view of the risks inherent in all investments in securities, there is no assurance that the investment objectives of the Funds will be achieved.

     The HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND'S investment objective is a high level of federally tax-exempt current income with a low degree of share-price fluctuation.

     The Fund is designed for investors who are willing to accept some fluctuation in principal in order to pursue a higher level of income than is generally available from tax-exempt money market securities. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.

     The Fund invests primarily in medium and lower-quality municipal obligations and maintains an average portfolio duration of three years or less. Although there are no duration restrictions for the individual obligations in the portfolio, it is anticipated that the Fund will emphasize investments in short and intermediate duration obligations. See "Elements of Fixed Income Investing - Maturity and Duration."

     Under normal market conditions, the Fund invests at least 65% of its total assets in medium and lower quality municipal obligations. Medium quality debt obligations are those rated in the fourth highest category (e.g., bonds rated BBB by Standard & Poor's Corporation ("S&P")) or, if unrated, determined by Heartland Advisors to be of comparable quality. Medium quality debt obligations, although considered investment grade, have some speculative characteristics. Lower quality bonds, commonly referred to as "non-investment grade" bonds or "junk" bonds, are those rated below the fourth highest category or, if unrated, determined by Heartland Advisors to be of comparable quality. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. The Fund also may invest without limitation in higher quality debt obligations. Under normal market conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

     The HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND'S objective is to maximize after-tax total return by investing for a high level of federally tax-exempt current income.

     The Fund is designed for long term investors who want to pursue higher income than higher quality municipal obligations generally provide, and who are willing to accept the risk of principal fluctuation associated with medium and lower quality debt obligations. While there are no duration restrictions for the Fund or the individual obligations in its portfolio, under normal market conditions, it is anticipated that the Fund will maintain an average portfolio duration of greater than five years.

     Like the Heartland Short Duration High-Yield Municipal Fund, the Heartland High-Yield Municipal Bond Fund invests primarily in medium and lower quality municipal obligations. Under normal market conditions, the Fund invests at least 65% of its total assets in such securities. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. The Fund also may invest without limitation in higher quality debt obligations. Under normal conditions, however, the Fund is unlikely to emphasize higher quality debt obligations, since generally they offer lower yields than medium and lower quality bonds with similar maturities.

     INVESTMENT LIMITATIONS. The Funds' investment policies and practices discussed above are subject to further restrictions which are described in the Statement of Additional Information. As a fundamental policy, each Fund will invest at least 80% of its net assets in municipal obligations under normal market conditions. Each Fund may invest without limitation in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax. Accordingly, a Fund's net return may be lower for those taxpayers who are subject to the alternative minimum tax. In addition, as a matter of fundamental investment policy, neither Fund may purchase a security if, as a result thereof, (i) more than 25% of its total assets would be invested in a single issuer, other than securities issued or guaranteed by the United States government, or a state or territory of the United States, or the District of Columbia, or their agencies, instrumentalities, municipalities or political subdivisions, or (ii) more than 15% of its net assets would be invested in illiquid securities. Also, each Fund is a diversified mutual fund portfolio, which means that at least 75% of the value of each Fund's total assets must be represented by cash and cash equivalent investments, U.S. Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

HEARTLAND'S VALUE CRITERIA FOR INVESTING IN MUNICIPALS

     In selecting securities for the Funds, Heartland Advisors seeks value opportunities in municipal securities through consideration of a set of factors, including:

   -   essential service provided      -   financial stake by management

   -   financial soundness             -   strong legal covenants

   -   strong competitive position     -   high yield vs. U.S. Treasuries

   -   high debt service coverage      -   catalyst for change

   -   experienced management          -   willingness to pay debt obligations

ELEMENTS OF FIXED INCOME INVESTING

     MARKET RISK. The principal value of the Funds' assets would be expected to vary with changes in interest rates. It may be expected that a decline in prevailing levels of interest rates generally will increase the value of securities held by the Funds, and an increase in rates will generally have the opposite effect. The Funds may employ hedging techniques to reduce the effects of interest rate fluctuations; however, there can be no assurance that such techniques will be successful. Thus, interest rate fluctuations will affect the Funds' net asset value per share, but not the income received by them from their existing portfolio securities. Because yields on securities available for purchase by the Funds will vary over time, no specific yield on the Funds' portfolio can be assured.

     MATURITY AND DURATION. Maturity is a measure of the contractual term over which, or at the end of which, a fixed income security must be repaid. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt obligation. Notes, whose original maturities are two years or less, are considered short term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short term, bonds with maturities between three and seven years are considered intermediate term and bonds with maturities greater than seven years are considered long term.

     While the maturity of an obligation is somewhat indicative of interest-rate risk, Heartland Advisors believes duration is a more accurate measure. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into a single measure. Depending on the relative magnitude of these payments and features, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Duration is a measure of the approximate price sensitivity of a bond or bond portfolio to a one percent rise or fall in interest rates. The Heartland Short Duration High-Yield Municipal Fund will have an average portfolio duration of three years or less, and thus, based on its duration, would be expected to experience a decline in price of three percent or less should interest rates increase one percent. In seeking higher potential returns, the portfolio of the Heartland High-Yield Municipal Bond Fund anticipates an effective duration of greater than five years, and thus would, based on its duration, be expected to experience a decline in price of more than five percent if interest rates were to rise one percent.

     For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being equal, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security. Duration is not a static measure or a complete measure of portfolio risk. Changing conditions and perceptions, including market fluctuations and changing credit fundamentals, may modify an obligation's duration and, independently, have other adverse or positive effects on the value of a security.


     Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen a Fund's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would have. See "Implementation of Policies and Risks - Options, Futures, Contracts and Options on Futures Contracts."


     CREDIT RISKS. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.


     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations. See "Appendix A - Securities Ratings" attached to this Prospectus for a summary of ratings of three well-known rating organizations:
S&P, Moody's Investors Service, Inc. and Fitch Investors Service, Inc.

     Investment-Grade Debt Obligations. Debt obligations rated in the highest through the medium quality categories are commonly referred to as "investment grade" debt obligations and include the following:

     -    U.S. government securities;

     - bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);

     - short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);

     - short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;

     - commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);

     - unrated debt obligations determined by Heartland Advisors to be of comparable quality; and

     -    repurchase agreements involving investment-grade debt obligations.

     Investment grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher rated issuers.

     All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by Heartland Advisors to consider what actions, if any, a Fund should take consistent with its investment objective, but will not necessarily require the Fund to dispose of the security.

     High-Yield (High-Risk) Securities. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities determined by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The ability of the Funds to achieve their objectives through investing in these securities is more dependent on Heartland Advisors' credit analysis than is the case for higher rated bonds. Other potential risks associated with investing in high-yield securities include:

     - substantial market price volatility resulting from changes in interest rates (in this regard, zero-coupon, step-coupon and pay-in-kind securities in which the Funds may invest may be more speculative and subject to greater fluctuations in value due to changes in interest rates than is the case for income-bearing junk bonds), changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;

     - greater sensitivity of higher leveraged issuers to adverse economic changes and individual issuer developments;

     -    subordination to the prior claims of other creditors;

     - additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and

     - adverse publicity and changing investor perceptions about these securities.

     As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on Heartland Advisors' credit analysis than generally would be the case with investments in investment grade securities.

     It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower quality securities tend to be less liquid than higher quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

IMPLEMENTATION OF POLICIES AND RISKS

     In addition to the investment program described above, the Funds will invest in certain securities and employ certain investment techniques which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks, as well as further investment restrictions to which the Funds are subject, is contained in the Statement of Additional Information.

     MUNICIPAL OBLIGATIONS. The term "municipal obligations," as used in the Prospectus, means debt obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies, and instrumentalities, the interest on which is generally exempt from federal income tax. Guam, Puerto Rico and the Virgin Islands are among the territories of the United States that issue municipal obligations in which the Funds may invest.

     Municipal obligations are classified principally as either "general obligations" or "revenue obligations." General obligation bonds are secured by the municipality's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are generally payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise tax or other specific revenue source. Industrial development or revenue bonds are usually bonds the credit quality of which is related directly to the credit standing of the industrial user involved or of any entity which has provided a guarantee or enhancement of such credit.

     The Funds' investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority or municipality to provide financing for residential housing mortgages to target groups, generally low income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund represent both regularly-scheduled principal and interest payments. A Fund also may receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event a Fund receives principal prepayments in a declining interest rate environment, the Fund may have to invest the unanticipated proceeds in lower-yielding securities. This prepayment risk causes mortgage-backed securities to be more significantly affected by changes in interest rates than is the case for municipal obligations that are not subject to such prepayments.

     The Funds may invest in municipal lease obligations, which are issued by a state or local government or authority to acquire land, equipment or facilities and are not fully backed by the municipality's credit. These obligations typically are secured by the municipality's obligation to make payments under the lease, which may be subject to certain conditions, including future appropriation of funds. If the municipality stops making lease payments, the obligations could lose value. Rather than investing directly in a municipal obligation, the Funds may from time to time invest in a participation interest which gives the Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. A more detailed description of lease obligations is set forth in the Statement of Additional Information under "Investment Policies and Practices - Municipal Obligations."

     ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest without limitation in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the market value of these securities may be subject to greater volatility than other debt securities when interest rates fluctuate.

     INVESTMENTS IN INVESTMENT COMPANIES. Each of the Funds may invest up to 10% of its total assets in securities of other investment companies, including unit investment trusts or closed-end management investment companies. As a shareholder of another investment company, the Funds may bear service and other fees which are in addition to the fees the Funds pay their service providers.

     STANDBY COMMITMENTS. In order to facilitate portfolio liquidity, the Funds may acquire standby commitments from brokers, dealers or banks with respect to securities in their portfolio. The Funds will limit their acquisition of standby commitments to 10% of their net assets. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the brokers, dealers and banks from which the Funds obtain standby commitments to evaluate those risks.

     ILLIQUID SECURITIES. Under the supervision of, and pursuant to guidelines adopted by, Heartland's Board of Directors, Heartland Advisors determines which of a Fund's investments are classified as illiquid. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible to sell such an investment promptly at an acceptable price. Each Fund may invest up to 15% of its net assets in illiquid securities. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933, as well as commercial paper meeting the definitions set forth in Section 4(2) of the Securities Act of 1933, may be determined to be liquid under the guidelines. Repurchase agreements maturing in more than seven days are deemed illiquid.

     SHORT-TERM INVESTMENTS. Each Fund may invest without limitation in short-term instruments, including variable rate demand notes, money market instruments, certificates of deposit, commercial paper and U.S. Government securities. Each Fund also may invest up to 5% of its net assets in collateralized repurchase agreements and reverse repurchase agreements. See "Investment Policies and Practices - Other Investments and Techniques" in the Statement of Additional Information for more information on these instruments.

     Variable rate demand notes are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and which are subject to an unconditional right of demand to receive payment of the principal balance plus accrued interest, either at any time or at specified intervals not exceeding one year, and in either case upon no more than seven days' notice. Commercial paper in which the Funds may invest includes paper issued without registration under the Securities Act of 1933 in reliance on certain exemptions, including the "private placement" exemption provided under Section 4(2) of that Act. Resale of this paper normally is limited to sales to other institutional investors through or with the assistance of investment dealers who make a market in the paper, thus providing liquidity. Such "Section 4(2) paper" may be considered illiquid unless it meets certain conditions as determined by Heartland Advisors under guidelines adopted by Heartland's Board of Directors.

     OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of their portfolio securities, or against increases in the market values of securities they intend to purchase, or to manage exposure to changing interest rates. The Funds will not use these instruments for speculation. Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge the Funds' investments against price fluctuations.

Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of the Funds' overall strategy.

     The Funds may purchase and write put and call options that are traded on recognized U.S. exchanges with respect to any type of security or index related to its investments, and may enter into closing transactions with respect to such options. The Funds may purchase and sell futures contracts, including interest rate futures and index futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may also purchase and write put and call options on futures contracts and enter into closing transactions with respect to such options.

     The Funds will limit their use of these hedging instruments so that: (i) no more than 5% of their total assets would be committed to initial margin deposits or premiums on futures contracts; (ii) no more than 25% of their net assets would be subject to futures contracts; (iii) no more than 5% of their total assets would be committed to premiums paid for options; and (iv) no more than 25% of their total assets would be subject to options. Each of these limitations applies immediately after a purchase. A subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security, option or future from a Fund's portfolio. Consequently, the Funds' assets could be hedged in excess of the above percentages at a date subsequent to the hedging transaction.

     Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Heartland Advisors' attempts to use such investments for hedging purposes may not be successful and could result in reduction of the Funds' total return. The Funds' potential losses from the use of futures extends beyond their initial investment in such contracts.

     Because available exchange-traded options and futures contracts will not match the Funds' current or anticipated investments exactly, there is a risk that the options or futures positions will not track the performance of the Funds' other investments. The Funds could also experience losses if the prices of their options or futures positions were poorly correlated with their other investments, or if they were unable to close out their positions due to disruptions in the market or lack of liquidity.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Funds may purchase securities on a when-issued or delayed delivery basis, i.e., obligate themselves to purchase or sell securities with delivery and payment to occur at a later date in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The Funds will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons. At the time the Funds make a commitment to purchase an obligation, they will record the transaction and reflect the value of the obligation in determining their net asset value. The Custodian will maintain on a daily basis a separate account consisting of cash or liquid securities with a value at least equal to the amount of the Funds' commitments to purchase when-issued obligations.

     BORROWING. The Funds may borrow from banks for temporary or emergency purposes up to 10% of their total assets and pledge up to 15% of their net assets in connection therewith. For purposes of this borrowing restriction, collateral arrangements for premium and margin payments in connection with a Fund's hedging activities are not deemed to be a pledge of assets.

     SECTOR CONCENTRATION. The Funds may invest 25% or more of their total assets in municipal obligations whose revenue sources are from similar types of projects or in related sectors, for example, community development, education, health care, hospitals, retirement housing, single-family housing, multiple-family housing, redevelopment, transportation, electric utilities, or water, sewer and gas utilities. There may be economic, business or political developments or changes that affect all obligations of a similar type, or in related sectors, such as proposed legislation affecting the financing of certain projects, judicial decisions relating to the validity of certain projects or the means of financing them, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single industry or the securities financing similar types of projects, could have a significant effect on the Funds' performance. In addition, each Fund may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state or other geographic territory. In the event a Fund should concentrate its investments in such a geographic territory, developments and events which have a greater effect on the economy of that geographic territory as compared to the national or global economy may tend to have a greater effect on the Fund's net asset value than would be the case for a less geographically concentrated investment portfolio.

     PORTFOLIO TURNOVER. The Funds may purchase or sell securities without regard to the length of time the security has been held to take advantage of short-term differentials in bond yields consistent with their objective of seeking tax-exempt interest income. The Funds may engage in short-term trading if the anticipated benefits are expected by Heartland Advisors to exceed the transaction costs. While the annual turnover rate for the Funds is expected to vary from year to year depending on market conditions, each Fund's annual turnover rate is not expected to exceed 300%. A 100% turnover rate would occur, for example, if all the securities in a Fund were replaced in a period of one year. Municipal obligations with remaining maturities of less than one year are excluded in the computation of the portfolio turnover rate. Higher portfolio turnover involves higher transaction costs and may result in realization of short-term capital gains if securities are held for one year or less. Such gains are taxable to shareholders as ordinary income except to the extent such gains are offset by any capital losses. Portfolio turnover is not a limiting factor in making portfolio decisions, except as limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.


HOW TO BUY SHARES

     SHARE PRICE

     The Funds' shares are sold without a sales charge. Each Fund's share price is the net asset value per share next determined following receipt of an order in proper form, or receipt of funds if purchase is made by wire, by the Fund or its authorized service agent or sub-agent. Net asset value is calculated daily as described under "Net Asset Value Calculation." Firstar Trust Company serves as the Funds' transfer and dividend disbursing agent (the "Agent").

     OPENING AN ACCOUNT AND PURCHASING SHARES

     By Mail To:
     Firstar Trust Company
     Mutual Fund Services
     3rd Floor
     P.O. Box 701
     Milwaukee, WI 53201-0701

     By Overnight Mail To:
     Firstar Trust Company
     Mutual Fund Services
     3rd Floor
     615 East Michigan Street
     Milwaukee, WI 53202

To Open an Account:

     Complete and sign the Account Application. Make your check payable to either Heartland Short Duration High-Yield Municipal Fund or Heartland High-Yield Municipal Bond Fund and mail to one of the addresses above.

To Add an Account:

     Make your check payable to the Fund you are invested in, indicate your Fund account number on your check, and mail to one of the addresses above. You may also include an "Additional Investment Form" from a prior account statement with your check.


     By Wire:

     Firstar National Bank
     ABA #0750-00022
     Firstar Trust MFS A/C #112-952-137
     777 East Wisconsin Avenue, Milwaukee, WI 53202
     CREDIT TO: Heartland (name of Fund), (your account number and the title of the account)

     To Open an Account:

     Call the Agent at 1-800-443-2862 prior to sending the wire. Specify Fund name, include your name, and wire as described above. Then complete, sign and mail the Account Application to one of the addresses above for mail or overnight mail.

     To Add to an Account:

     Specify Fund name, include your name and account number, and wire as described above.

By Telephone:

     1-800-432-7856   or   414-289-7000

     To Open an Account:

     Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege."

     To Add to an Account:


     Unless you have elected not to have this privilege on the Account Application, you may call to exchange from another Heartland fund account with the same registration, including name, address and taxpayer ID number. See "Shareholder Services-Exchange Privilege." You may also make additional investments from $100 to $25,000 by telephone from your bank checking or NOW account into your Heartland Funds account. Sign up for this service with a Telephone Purchase Form when you open your account, or call 1-800-432-7856 to receive a form.


     Automatically:

     To Open an Account:

     Complete and sign the Account Application, as well as an Automatic Investment Plan Application, and mail to one of the addresses above. Your purchases of Fund shares will be made automatically in accordance with the Plan.

     To Add to an Account:

     Use Heartland's automatic investment plan. Sign up for this service on your Account Application, or call 1-800-432-7856 for information on how to add this service.

Through Securities Representatives:

     To Open an Account:

     You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

     To Add to an Account:

You may purchase shares through a broker-dealer or financial institution which must promptly forward the order, together with payment, to the Agent. The broker-dealer or financial institution may charge a fee for such services.

CONDITIONS OF YOUR PURCHASE.

     MINIMUM INVESTMENTS. The minimum initial investment for each Fund is $1,000, except in the case of investors who elect to invest through the automatic investment plan (see "SHAREHOLDER SERVICES"). The minimum additional investment, except for reinvestments of distributions and investments under the automatic investment plan, is $100.

     PURCHASES THROUGH SERVICE PROVIDERS. If you purchase shares through a program of services offered or administered by a broker-dealer, financial institution, or other service provider, you should read the program materials provided by the service provider, including information relating to fees, in conjunction with this Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided. When shares are purchased this way, the service provider, rather than its customer, may be the shareholder of record of the shares. Certain service providers may receive compensation from the Funds or Heartland Advisors for providing such services.

     OTHER CONDITIONS. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Cash will not be accepted for the purchase of shares. If a check fails to clear, the purchase to which the check relates will be cancelled and the prospective investor will be liable for any losses or fees incurred by the Funds or the Funds' Agent, including, without limitation, a $20 fee to cover bank handling charges for returning checks due to insufficient funds. When purchases are made by check, a Fund can hold payment on redemption of shares so purchased until the Fund is reasonably satisfied that the check has cleared. To avoid such a delay, an investor can wire federal funds as described above from a bank, which may charge a fee for that service. Wiring federal funds means that the bank sends money to a bank account maintained by a Fund through the Federal Reserve System.


SHAREHOLDER SERVICES

     Each Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details of each of the services and instructions as to how to participate in the various services can be obtained from the Funds or Heartland Advisors.

     AUTOMATIC DIVIDEND REINVESTMENT. You may automatically reinvest all dividends and distributions or elect to receive them in the form of a check. If your dividends and distributions are reinvested, they will automatically purchase additional shares of your current Fund, or shares of another Heartland fund, as indicated on your account application, at the net asset value determined on the dividend or distribution payment date, without any sales charge or fees. You may change your election at any time by writing or calling Heartland Advisors. Heartland Advisors must receive any change seven days prior to a payment date for it to be effective for that payment.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan of each Fund offers a simple way to maintain a regular investment program. By completing the automatic investment portion of the account application attached to this Prospectus, you may arrange automatic transfers (minimum $50 per transaction) from your checking or savings account to your account in one of the Funds on a monthly or twice-monthly basis. The application must be accompanied by a "voided" check, and be received at least 14 business days prior to the initial transaction. Once enrolled in the automatic investment plan, you may change the monthly amount or terminate your participation at any time by phoning or writing the Agent. Allow five business days for a change to become effective. Your bank must be a member of Automated Clearing House. If the automatic purchase cannot be made due to insufficient funds or a stop payment, a $20 service fee will be assessed. If you stop making automatic investments when your aggregate investment in a Fund is less than $500, the Fund reserves the right to redeem your account after giving 60 days notice, unless you make additional investments to bring your account value to $1,000. The program will automatically be terminated upon redemption of all shares, including an exchange of all shares to another fund. You will receive quarterly confirmations of your transactions from the Agent and your regular bank account statement will show the debit transaction each month.

     SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at monthly, quarterly, or annual intervals. To begin distributions, you must have an initial balance of $25,000 in your account and withdraw at least $100 per payment. Shares redeemed under the plan will be redeemed at their net asset value. To establish the systematic withdrawal plan, request a form by calling 1-800-432-7856. The systematic withdrawal plan may be terminated by you or by the Funds at any time by written notice.

     EXCHANGE PRIVILEGE. Shares of a Fund which have been registered in your name for at least 15 days may be exchanged for shares of any other Heartland fund, or for shares in the Portico Money Market Fund, provided the fund into which you wish to exchange is qualified for sale in the jurisdiction of residence which you state at the time you make the exchange. Before initiating an exchange, you should obtain from Heartland Advisors and carefully read the prospectus relating to the fund into which you wish to exchange.

     Exchanges Among Heartland Funds. Under the exchange privilege, each Heartland fund offers to exchange its shares for shares of another Heartland fund on the basis of relative net asset value per share, without the payment of any fees or charges. In order to qualify for the exchange privilege without further approval of the Fund, it is required that the shares being exchanged have a net asset value of at least $1,000, but not more than $500,000. In addition, if you have certificates for any shares being exchanged, you must surrender such certificates in the same manner as in redemption of shares. Shares of the Funds acquired in exchange for shares of another Heartland fund that were purchased between February 12, 1993 and June 1, 1994 subject to a contingent deferred sales charge will remain subject to any such charge applicable upon ultimate redemption of the shares.

     Exchanges with Portico. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Portico Money Market Fund at their relative net asset values and may also exchange back into a Heartland fund without the imposition of any charges or fees. These exchanges are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Portico Money Market Fund. No charge to shareholders is imposed in connection with this exchange; however, Heartland Advisors, as distributor, is entitled to receive a fee from the Portico Money Market Fund for certain distribution and support services at the annual rate of .20 of 1% of the average daily net asset value of the shares for which it is the holder or dealer of record.

     How to Exchange. To exercise the exchange privilege, you need to do one of the following: (a) contact Heartland Advisors by telephone (1-800-432-7856 or 414-289-7000) and request the exchange, unless you have elected not to have this telephone privilege by so indicating on the Account Application; (b) complete an Exchange Application available from Heartland Advisors and submit it to the Agent; or (c) contact your broker-dealer or financial institution (either in writing or by telephone) who will advise Heartland of the exchange, but who may charge a fee for such service. See "HOW TO REDEEM SHARES - Telephone Redemptions" for information on transactions by telephone.

     Tax and Other Considerations. An exchange between funds is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor. The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any calendar year, Heartland reserves the right to limit the number of exchanges beyond that.


     TELEPHONE TRANSACTIONS. You may add to your existing Heartland account, exchange among Heartland funds or redeem shares by telephone to Heartland Advisors. The exchange and redemption services are established automatically when you sign your Account Application unless you check the box which states that you do not want these services. Telephone purchases require completion of a Telephone Purchase Form prior to the transaction. By establishing telephone transaction services, the shareholder assumes some risks for unauthorized transactions. Heartland Advisors has implemented procedures designed to reasonably assure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of various pieces of personal information and providing written confirmation of such transactions. If the Agent, the Funds, Heartland Advisors or any of their employees fails to abide by these procedures, the Funds may be liable to a shareholder for losses he or she suffers from any resulting unauthorized transaction(s). However, none of the Agent, the Custodian, the Funds, Heartland Advisors or any of their employees will be liable for losses suffered by a shareholder which result from following telephone instructions reasonably believed to be genuine after verification pursuant to these procedures.

     There is currently no charge for telephone transactions, although a charge may be imposed in the future. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Heartland Advisors or the Agent by telephone, shares may also be redeemed by delivering the redemption request to the Agent in person or by mail. The Agent and the Funds reserve the right to change, modify or terminate telephone transaction services at any time.



DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES


     DIVIDENDS. Dividends will be declared daily and paid monthly by each of the Funds. Dividends may be taken in cash or additional shares at net asset value. Dividends and capital gain distributions will be automatically reinvested in additional shares of the same Fund or in shares of another Heartland Fund the shareholder designates, unless the shareholder has notified Heartland Advisors by telephone or in writing that he or she elects to receive dividends and capital gain distributions in cash.

     DISTRIBUTIONS. Capital gains distributions for each Fund, if any, will normally be paid within 30 days before the end of the fiscal year.

     TAXES. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

     Each Fund will distribute substantially all of its net investment income and net capital gains to investors. In general, dividends paid by each Fund from the interest earned on municipal obligations will constitute "exempt-interest dividends" and will not be subject to federal income tax. However, the Funds may invest in municipal obligations the interest on which is a tax preference item for purposes of the alternative minimum tax ("AMT"). Exempt interest dividends distributed to corporate shareholders also may be subject to the AMT regardless of the types of municipal obligations in which a Fund invests, depending on the corporation's tax status.

     Shareholders will be subject to federal income tax at ordinary income rates on any income dividends they received that are derived from interest on taxable securities or from net realized short-term capital gains. Distributions by a fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their fund shares.

     The Funds' distributions, other than exempt interest dividends ("taxable distributions"), are taxable in the year they are paid to shareholders, whether they are taken in cash or are reinvested in additional shares, except that certain taxable distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.

     If a Fund's taxable distributions exceed its investment company taxable income and net capital gain in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

     Distributions by the Funds may be subject to state and local taxes, depending on the laws of a shareholder's home state and locality.

     OTHER TAX INFORMATION. Under federal tax law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gains distributions, and redemption payments ("backup withholding"). Generally, investors subject to backup withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. In order to avoid this withholding requirement, an investor must certify on the account application that the taxpayer identification number provided is correct and that the investment is not otherwise subject to backup withholding, or is exempt from backup withholding.

     The foregoing tax discussion is general in nature and each investor is advised to consult his or her tax advisor for additional information.

THE FUNDS AND THE HEARTLAND ORGANIZATION

     The Board of Directors provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations.

     HEARTLAND ADVISORS

     Heartland Advisors provides the Funds with overall investment advisory and administrative services under an Investment Advisory Agreement with Heartland. Subject to policies established by Heartland's Board of Directors, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data, and supervises the acquisition and disposition of investments by each Fund. Heartland Advisors is also the distributor for each Fund.


     Heartland Advisors, founded in 1982, serves as the investment advisor for the Heartland Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value, Value Plus, U.S. Government Securities and Wisconsin Tax Free Funds, seven additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of May 31, 1997, Heartland Advisors had approximately $3.3 billion in assets under management. Heartland Advisors' principal mailing address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202. William J. Nasgovitz, a Director and President of Heartland and Heartland Advisors, is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock.


     Heartland Advisors bears all of its expenses in providing services under its Investment Advisory Agreement and pays all salaries, fees and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all of its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees and expenses (including legal fees) of those directors, officers and employees of Heartland who are not officers, directors or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Transfer and Dividend Disbursing Agent; fees of shareholder recordkeeping agents; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and fees and expenses of membership in industry organizations.

     Under the terms of Heartland Advisors' Investment Advisory Agreement with the Funds, Heartland Advisors is entitled to a fee for the advisory services it provides to the Funds at an annual rate equal to 0.40 of 1% of the average daily net assets of the Heartland Short Duration High-Yield Municipal Fund and 0.60 of 1% of the average daily net assets of the Heartland High-Yield Municipal Bond Fund. Heartland Advisors voluntarily has agreed to waive the advisory fee for each of the Funds until December 31, 1997.


     PORTFOLIO MANAGERS. Thomas J. Conlin, CFA and Greg D. Winston, CFA serve as co-managers of the Funds. Mr. Conlin joined Heartland Advisors in August of 1996 as a municipal bond portfolio manager. Mr. Conlin previously was managing director of the Municipal Fixed-Income Department at Strong Capital Management, Inc., where he co-managed the High-Yield Municipal Bond Fund, Insured Municipal Bond Fund, Municipal Bond Fund and Short-Term Municipal Bond Fund. Prior to joining Strong in 1991, Mr. Conlin was with Stein, Roe & Farnham, Inc. in Chicago, Illinois, where he served both as a portfolio manager and as a director of municipal research. Mr. Conlin holds a B.S. degree in Business Administration from Illinois State University (1976) and an M.B.A. degree in Finance from Indiana University (1978).

     Mr. Winston recently joined Heartland Advisors as a municipal securities portfolio manager. He previously was a portfolio manager with Strong Capital Management, Inc., where he co-managed the Short-Term Municipal Bond Fund, and also effected securities trades and conducted credit research for Strong's High-Yield Municipal Bond Fund, Municipal Bond Fund, Municipal Money Market Fund and Insured Municipal Bond Fund. Mr. Winston has a B.B.A. degree in Finance and Marketing from the University of Wisconsin - Madison (1987).


THE DISTRIBUTION PLAN

     Each Fund has adopted a Distribution Plan which, among other things, requires it to pay Heartland Advisors, as distributor, a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Under each Plan, the Fund is obligated to pay distribution fees only to the extent of expenses actually incurred by Heartland Advisors, as distributor, for the current year, and thus there will be no carry-over expenses from previous years. These expenses may include expenses incurred for media advertising, the printing and mailing of prospectuses to persons other than shareholders, the printing and mailing of sales literature, answering routine questions relating to a Fund, and payments to selling representatives, authorized securities dealers, financial institutions, or other service providers for providing services in assisting investors with their investments and/or for providing administrative, accounting and other services with respect to a Fund's shareholders. No fee paid by a Fund under the

Plans may be used to reimburse Heartland Advisors for expenses incurred in connection with another Fund. Each Distribution Plan will continue in effect, if not sooner terminated in accordance with its terms, for successive one-year periods, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons, of Heartland. For further information regarding the Distribution Plans, see the Statement of Additional Information.


NET ASSET VALUE CALCULATION

     Each Fund's share price or net asset value per share is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share is determined as of the close of the New York Stock Exchange regular trading (generally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is opened.


     Securities owned by the Funds are valued on the basis of market quotations or at their fair value. The Funds generally use fair value, as market quotations for most municipal obligations are not readily available on a daily basis. Fair value of any of the Funds' debt securities for which market quotations are not readily available will be determined by a pricing service approved by Heartland's Board of Directors, based primarily upon information concerning market transactions and dealer quotations for similar securities, or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Any securities or other assets for which market quotations are not readily available will be valued in good faith at their fair market value using methods determined by Heartland's Board of Directors.


DESCRIPTION OF FUND SHARES

     Heartland is a diversified open-end management investment company registered under the Investment Company Act of 1940, which was organized in 1986 as a Maryland corporation. The authorized common stock of Heartland consists of one billion shares, $0.001 par value per share. Heartland is a series company, which means the Board of Directors may establish additional series, and may increase or decrease the number of shares in each series. The Funds are each a separate, diversified mutual fund series of Heartland. Currently, the Heartland family of funds consists of the following series:

                                                              COMMENCED
FUND                                                         OPERATIONS
----                                                         ----------

Small Cap Contrarian Fund                                      4/27/95
Value Fund                                                    12/28/84
Mid Cap Value Fund                                            10/11/96
Large Cap Value Fund                                          10/11/96
Value Plus Fund                                               10/26/93
U.S. Government Securities Fund                                4/09/87
Wisconsin Tax Free Fund                                        4/03/92
Short Duration High-Yield Municipal Fund                       1/02/97
High-Yield Municipal Bond Fund                                 1/02/97


     Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. On matters affecting an individual Heartland fund (such as approval of advisory contracts and changes in fundamental policy of a fund) a separate vote of the shares of that fund is required. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of each Heartland fund vote together in the election of Directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law, or Heartland's Articles of Incorporation or Bylaws. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

     Shares of stock are redeemable at net asset value, less any applicable contingent deferred sales charge, at the option of the shareholder. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. Shares can be issued as full shares or fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro rata basis. Shareholder inquiries should be directed to the Funds at the address shown on the back cover of the Prospectus.

PORTFOLIO TRANSACTIONS


     As provided in its Investment Advisory Agreement, Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. Purchase and sale orders for a Fund's portfolio securities may be effected through brokers who charge a commission for their services, although it is expected that a majority of transactions in debt securities will generally be conducted with dealers acting as principals. In executing such transactions, Heartland Advisors seeks to obtain the best net results for each Fund, taking into account such factors as price (including the brokerage commission or dealer spread), size of order, competitive commissions on similar transactions, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While Heartland Advisors seeks reasonably competitive rates, it does not necessarily pay the lowest commission or spreads available.


     The Funds will not deal with Heartland Advisors in any transaction in which Heartland Advisors acts as a principal. However, Heartland Advisors may serve as broker to a Fund in over-the-counter transactions conducted on an agency basis. Pursuant to plans adopted by Heartland's Board of Directors for each of the Funds under, and subject to, the provisions of Rule 10f-3 under the Investment Company Act of 1940, the Funds may purchase securities in an offering from an underwriter which is a member of an underwriting syndicate of which Heartland Advisors is also a member. The plans and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discount and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     Heartland Advisors may serve as a broker for any Heartland fund; however, in order for Heartland Advisors to effect any portfolio transactions for the funds, the commissions, fees or other remuneration received by Heartland Advisors must be reasonable and fair compared to, and will not ordinarily be larger than, the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange or on NASDAQ during a comparable period of time.

     Allocation of transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this primary consideration, Heartland Advisors may also consider the provision of supplemental research services and sales of the shares of any or all of the Heartland funds as factors in the selection of broker-dealers to execute portfolio transactions.

PERFORMANCE INFORMATION

     From time to time each Fund may advertise its "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     "Total return" of a Fund refers to the average annual total return for one, five and ten-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. The Funds also may advertise total returns other than those described above if such information is deemed informative to investors for use in evaluating the Funds.

     In connection with the standardized yield and total return quotations described above, the Funds also may advertise a standardized tax equivalent yield which illustrates the yield that would be required on a fully-taxable investment to result in the same net income to an investor in the Funds, after a payment of federal taxes at the stated rate. The yield is computed by dividing that portion of the Funds' current yield which is exempt from federal income taxes by one minus a stated federal income tax rate, and then adding the product to the value of any yield of the Funds which is not exempt from federal income taxes.


     Each Fund may, from time to time, compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as quoted by ranking services and publications, such as Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Forbes, Fortune, Money, Business Week, Value Line, Inc. and The Wall Street Journal. These rating services and magazines rank the performance of the Funds against all funds over specified periods and in specified categories. The Heartland Short Duration High-Yield Municipal Fund would appear in the short or high yield municipal debt funds category, and the Heartland High-Yield Municipal Bond Fund would appear in the high yield municipal debt funds category. Each Fund also may compare its performance to recognized bond market indices, such as the Lehman Brothers Municipal Bond Index. Further information is contained in the Statement of Additional Information.



HOW TO REDEEM SHARES

     Shareholders may have any or all of their shares redeemed as described below on any day the Funds are open for business at the next determined net asset value (see "Net Asset Value Calculation").

     BY TELEPHONE:

     1-800-432-7856
          or
     (414) 289-7000



     You may redeem by calling Heartland Advisors, unless you elected not to have this privilege on your account application. The minimum amount that may be redeemed by telephone is $1,000.


     THROUGH SECURITIES REPRESENTATIVES:

     You may redeem shares through a broker-dealer or financial institution, which must promptly forward your instructions to the Agent. The broker-dealer or financial institution may charge a fee for such services.


     BY MAIL TO:

     Firstar Trust Company
     Mutual Fund Services
     3rd Floor
     P.O. Box 701
     Milwaukee, WI 53201-0701

     BY OVERNIGHT
     DELIVERY TO:
     Firstar Trust Company
     Mutual Fund Services
     615 East Michigan Street, 3rd Floor
     Milwaukee, WI 53202

     Send a written request specifying the name of the Mutual Fund, the number of shares to be redeemed, your name, account number, and any additional documents listed below that apply to your particular account. The Agent cannot accept requests submitted by fax or requests specifying a particular date for redemption or other special conditions. A signature guarantee is required for certain redemptions, including written redemptions over $25,000. For further information, see "Signature Guarantees."



TYPE OF REGISTRATION               REQUIREMENTS
--------------------               ------------

Individual, Joint Tenants,         Letter of instruction signed by all persons
Custodial, General Partners        authorized to sign for the account, exactly
                                   as it is registered, accompanied by signature
                                   guarantee(s) if required.

Corporations, Associations         Letter of instruction accompanied by a
                                   corporate resolution. The letter must be
                                   signed by at least one individual authorized
                                   (via corporate resolution) to act on the
                                   account. The corporate resolution must
                                   include a corporate seal or signature
                                   guarantee.

Trusts                             Letter of instruction signed by the
                                   Trustee(s) (as Trustee(s)), with signature guarantee(s). (If the Trustee's name is not registered on the account, provide a copy of the trust document, certified within the last
                                   60 days.)


     If you do not fall into any of these registration categories (i.e., executors, administrators, conservators, or guardians), please call Heartland Advisors for further instructions.

     CHECK-WRITING PRIVILEGES FOR THE HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND. You may also redeem shares by check in an amount of not less than

$250 in the Heartland Short Duration High-Yield Municipal Fund. This privilege is not available for the Heartland High-Yield Municipal Bond Fund. There is no charge for check-writing privileges. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. Checks are supplied free of charge, and additional checks will be sent to you upon your request. The Heartland Short Duration High-Yield Municipal Fund does not return the checks you write, although copies are available upon request.


     You may place stop-payment requests on checks by calling Heartland Advisors at 1-800-432-7856 or (414) 289-7000. A fee of $20.00 will be charged for each stop-payment request. A stop-payment request will remain in effect for two weeks following receipt of oral instructions (six months following written instructions) by Heartland Advisors.



     If there are insufficient cleared shares in your Heartland Short Duration High-Yield Municipal Fund account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20.00 will be charged to the account.


     In exercising this check-writing privilege, you should bear in mind that you in effect are redeeming shares of the Heartland Short Duration High-Yield Municipal Fund, and you may realize taxable gain or loss on the redemption.




     SIGNATURE GUARANTEES. To protect your account, the Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Agent to be sure that you are the person who has authorized a redemption from your account. Signature guarantees are required for: (1) any redemption by mail if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered or are to be sent to an address other than the address of the registered holder of the shares; (2) any redemptions by mail which request that the proceeds be wired to a bank; (3) any redemptions by mail where the redemption proceeds exceed $25,000; and (4) requests to transfer the registration of shares to another owner. These requirements may be waived by the Funds in certain instances.

     The following institutions are acceptable guarantors: (a) commercial banks, savings and loan associations and savings banks, which are members of the Federal Deposit Insurance Corporation; (b) credit unions; (c) trust companies;
(d) firms which are members of a domestic stock exchange; and (e) foreign branches of any of the above. The Agent cannot accept guarantees from notaries public.

     SENDING REDEMPTION PROCEEDS. The Agent will not send redemption proceeds until all payments for the shares being redeemed have cleared, which may take up to 15 days from the purchase date.

     By Mail. The Agent mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Agent will send redemption proceeds in accordance with your instructions.


     By Wire. The Agent will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents. The signatures on any written request for a wire redemption must be guaranteed. The Agent currently deducts a $12 wire charge from the redemption proceeds. This charge is subject to change. You will be responsible for any charges which your bank may make for receiving wires.


     CERTAIN CONDITIONS. If, due to redemption or transfer, a shareholder's account drops below $500 for three months or more, the Funds have the right to redeem the shareholder's account, after giving 60 days notice, unless the shareholder makes additional investments to bring the account value to $1,000. No contingent deferred sales charge will be imposed on any involuntary redemption. Alternatively, the Funds may, after giving notice, impose a fee on accounts maintained below the minimum investment level without an active automatic investment plan.

     A Fund may suspend the right to redeem shares for any period during which
(a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or (c) the Securities and Exchange Commission may permit for the protection of shareholders.

                                   APPENDIX A

                               SECURITIES RATINGS


GENERAL

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards as to the creditworthiness of an issuer. Consequently, Heartland Advisors believes that the quality of debt securities in which the Funds invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc.

CORPORATE AND MUNICIPAL BOND RATINGS

     RATINGS BY MOODY'S

     Aaa -- Bonds which are rated in category Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated in category Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated in category A are judged to possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds rated in category Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of contract over any long period of time may be small.


     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Moody's applies numerical modifiers "1", "2" and "3" to the Aa through B rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     RATINGS BY STANDARD & POOR'S

     AAA -- This is the highest rating category assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Debt rated AA has a very strong capacity to pay principal and interest and differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay principal and interest, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay principal and interest. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for debt in this category than for bonds in higher rated categories.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


     CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.



     Standard & Poor's ratings, from AA to CCC, may be modified by the addition of a plus or minus sign to show relative standing in the major categories.


     Ratings by Fitch

     AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

     A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     BB -- Bonds considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC -- Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C -- Bonds are in imminent default in payment of interest of principal.

     DDD, DD, and D -- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds and `D' represents the lowest potential for recovery.



     Fitch applies modifiers "Plus(+)" or "Minus(-)" to the AA, A, BBB, BB, B, CCC, CC and C rating classifications. These modifiers are used to indicate the relative position of a credit within a rating category.


MUNICIPAL NOTE RATINGS

     Ratings by Moody's

     MIG 1. This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2. This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3. This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     Ratings by S & P

     SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

     SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

     Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment.

     - Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note.)

     - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note.)

     Ratings by Fitch

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

     F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     Fitch also uses the symbol "LOC" which indicates that the rating is based on a letter of credit issued by a commercial bank.

COMMERCIAL PAPER RATINGS

Ratings by Duff & Phelps

     Category 1:  Top Grade

     Duff 1+. Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1. Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1-. High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     Category 2: Good Grade

     Duff 2. Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Category 3: Satisfactory Grade

     Duff 3. Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless timely payment is expected.

Ratings by Moody's

     Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - highest quality; Prime 2 - higher quality; Prime 3 - high quality.

Ratings by Standard & Poor's

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A"+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

HEARTLAND FUNDS

General Information and Account/Price Information (24 hrs.):
1-800-432-7856 or (414)289-7000

HEARTLAND FUNDS
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

INVESTMENT ADVISOR AND DISTRIBUTOR
Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin 53202

CUSTODIAN, TRANSFER AND
DIVIDEND DISBURSING AGENT
Firstar Trust Company
Mutual Fund Services, 3rd Floor
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

AUDITOR
Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

COUNSEL
Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

              HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND

                   HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND


      Each Fund's address is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, and its telephone number is 414-289-7000 or 1-800-432-7856.


      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated June 30, 1997. A copy of the Prospectus may be obtained without charge by telephone or written request to the distributor, Heartland Advisors, Inc. ("Heartland Advisors"). Shareholder inquiries should be directed to the Funds in writing or by telephone.


------------------------------------------------------------------------------

                       Statement of Additional Information

------------------------------------------------------------------------------

      Shares may be purchased directly from Heartland Advisors, 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, without a sales charge. For more complete information, including an Account Application form, see the Prospectus or call Heartland Advisors toll free at 1-800-432-7856. Shares may also be purchased through broker-dealers or financial institutions, which may charge a fee for such service.


      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JUNE 30, 1997.

                            INTRODUCTION TO THE FUNDS

      The Heartland family of funds consists of separate series of Heartland Group, Inc. ("Heartland"), a Maryland corporation registered as an open-end management investment company. This Statement of Additional Information relates only to the Heartland Short Duration High-Yield Municipal Fund and the Heartland High-Yield Municipal Bond Fund (the "Funds"), each of which is a diversified Fund with distinct investment objectives and programs. A separate Prospectus and related Statement of Additional Information for the other Heartland funds are available from Heartland Advisors.

                        INVESTMENT POLICIES AND PRACTICES

GENERAL

      The following information supplements the discussion of each Fund's investment objectives and policies discussed in the Prospectus. Unless otherwise specified, the investment policies and restrictions of each Fund are not fundamental policies and are therefore subject to change by the Board of Directors of Heartland without shareholder approval. However, shareholders will be notified prior to a material change in any such policy or restriction. The fundamental policies of a Fund may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders of the Fund at which the holders of 50% or more of the shares are represented.

MUNICIPAL OBLIGATIONS

      GENERAL. The term "municipal obligations" as used herein refers to debt obligations issued by or on behalf of states, territories or possessions of the United States or their agencies, instrumentalities, municipalities and political subdivisions, the interest payable on which is, in the opinion of bond counsel, excludable from gross income for purposes of federal income taxation (except, in certain instances, the alternative minimum tax, depending upon the shareholder's tax status). Municipal obligations are generally issued to obtain funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, municipal obligations may be issued by or on behalf of public bodies to obtain funds to provide for the construction, equipping, repair or improvement of housing facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities and certain local facilities for water supply, gas, electricity, sewage or solid waste disposal.

      The yields on municipal obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

      Securities in which the Funds may invest, including municipal obligations, are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make interest and principal payments on their municipal obligations may be materially impaired.

      From time to time, legislation has been introduced in Congress for the purpose of restricting the availability of or eliminating the federal income tax exemption for interest on municipal obligations, some of which have been enacted. Additional proposals may be introduced in the future which, if enacted, could affect the availability of municipal obligations for investment by the Funds and the value of the Funds' portfolios. In such event, management of the Funds may discontinue the issuance of shares to new investors and may re-evaluate the Funds' investment objectives and policies and adopt and implement possible changes to them and the investment programs of the Funds.

      As discussed in the Prospectus, the Funds may invest without limit in non-investment grade bonds (those rated below the four highest categories by Moody's, S&P or Fitch or, if unrated, judged by Heartland Advisors to be of comparable quality). These so-called "junk bonds" are regarded, on balance, as predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return than investment grade bonds, they also involve greater risk, including greater risk of default. See the section of this Statement of Additional Information captioned "Investment Risks and Considerations - High-Yield (High-Risk) Securities" for a discussion of investment risks associated with these securities.

      STATE AND MUNICIPAL LEASE OBLIGATIONS. The Funds may invest in state or municipal leases and participation interests therein. The leases may take the form of a lease with an option to purchase, an installment purchase or a conditional sales contract which is entered into by state and local governments and authorities to purchase or lease a wide array of equipment such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. State or municipal lease obligations frequently have the special risks described below which are not associated with general obligation or revenue bonds issued by public bodies.

      The constitution and statutes of many states contain requirements with which the state and municipalities must comply whenever incurring debt. Depending on the circumstances, these requirements may include approving voter referenda, debt limits, interest rate limits and public sale requirements. Leases have evolved as a means for public bodies to acquire property and equipment without needing to comply with all of the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations may be inapplicable for one or more of the following reasons: (i) the inclusion in many leases or contracts of "nonappropriation" clauses that provide that the public body has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis (the "nonappropriation" clause); (ii) the exclusion of a lease or conditional sales contract from the definition of indebtedness under relevant state law; or (iii) the lease provides for termination at the option of the public body at the end of each fiscal year for any reason or, in some cases, automatically if not affirmatively renewed.

      Typically, if the lease is terminated by the public body for nonappropriation or another reason not constituting a default under the lease, the lessor, or holder of participation interest in the lease, is without recourse to the general credit of the public body and may be limited to repossession of the leased property. The disposition of the leased property by the lessor in the event of a lease termination might prove difficult and could result in a loss to the holders of participation interests.

OTHER INVESTMENTS AND TECHNIQUES

      GOVERNMENT OBLIGATIONS. The Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

      INDEXED SECURITIES. The Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which the Funds may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

      The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

      The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. If market quotations are not available, indexed securities will be valued in accordance with procedures established by the Board of Directors of Heartland, including the use of outside pricing services. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value indexed securities and the Fund's ability to dispose of these securities.

      ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES. The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issued discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, the Funds may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

      WHEN-ISSUED AND DELAYED-DELIVERY PURCHASES. The Funds may make commitments to purchase obligations on a "when-issued" or "delayed-delivery basis," that is, delivery and payment for the obligations normally takes place at a date after the commitment to purchase although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. The settlement date usually occurs within one week of the purchase of notes and within one month of the purchase of bonds. The Funds intend to make commitments to purchase obligations with the intention of actually acquiring them, but may sell the obligations before the settlement date if such action is advisable or necessary as a matter of investment strategy. At the time the Fund makes a commitment to purchase an obligation, it will record the transaction and reflect the value of the obligation in determining its net asset value. The Fund's custodian, Firstar Trust Company (the "Custodian"), will maintain on a daily basis a separate account consisting of cash or liquid assets with a value at least equal to the amount of the Fund's commitments to purchase "when-issued" or "delayed-delivery" obligations.

      Obligations purchased on a "when-issued" or "delayed-delivery" basis or held in the Funds' portfolios are subject to changes in market value based not only upon the public's perception of the creditworthiness of the issuer, but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which would likely cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

      When payment is made for "when-issued" or "delayed-delivery" securities, the Fund will meet its obligation from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the "when-issued" or "delayed-delivery" securities themselves (which may have a market value greater or lesser than the Fund's obligation). Sale of securities to meet such obligations would involve a greater potential for the realization of capital gains, which could cause the Fund to realize income not exempt from federal personal income tax.

      FLOATING AND VARIABLE RATE DEMAND NOTES. The Funds may purchase floating and variable rate demand notes. Generally, such notes are secured by letters of credit or other credit support arrangements provided by banks. Such notes normally have a stated long-term maturity but permit the holder to tender the note for purchase and payment of principal and accrued interest upon a specified number of days notice. The issuer of floating and variable rate demand notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders.

      Interest rates on a variable rate demand note are based on a specified interest index, such as a bank's prime rate, and are adjusted automatically with changes in the index at specified intervals which may range from daily (floating rate) to a period of time up to one year. Variable rate demand notes are subject to a risk of nonpayment upon demand by the issuer, and, therefore, generally are secured by letters of credit or other credit support arrangements provided by banks. To minimize the nonpayment risk, Heartland Advisors monitors the creditworthiness of issuers of floating and variable rate demand notes in the Funds' portfolios.

      REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually-agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

      REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements with banks and broker-dealers, under which a Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under the agreement. To the extent the value of the security that a Fund agrees to repurchase declines, the Fund may experience a loss. Reverse repurchase transactions may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement, a Fund will take into account the creditworthiness of the counterparty.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each of the Funds may invest in the securities of other investment companies as permitted under the 1940 Act. At present, the 1940 Act provisions limit each Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies,
(b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, each Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on securities related to its investments (such as U.S. Government securities) and enter into closing transactions with respect to such options. In writing covered call options, each Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any decline in the market price of the securities in the Fund's portfolio or otherwise involved in the option.

      A call option gives the holder (buyer) the right to purchase a specified security at a stated price (the exercise price) at any time before a specified date (the expiration date). The term "covered" call option means that the Fund will own the securities subject to the option or have an unconditional right to purchase the same underlying security at a price equal to or less than the exercise price of the "covered" option, or will establish and maintain, for the term of the option, a segregated account consisting of cash, or other liquid assets having a value equal to the fluctuating market value of the optioned securities.

      Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

      The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security and the length of the option period. The premium received by a Fund for writing covered call options will be recorded as a cash asset and a liability of the Fund. The liability will be adjusted daily with a corresponding adjustment to the Fund's total assets, to reflect the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished and the net gain or loss on the option realized upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

The Funds do not consider a security covered by a call to be "pledged" as that term is used in the respective Fund's policy limiting the pledging of its assets.

      Closing transactions may be effected by purchasing a call option in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or, to permit the sale of the underlying security. Furthermore, effecting a closing transaction may permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. A Fund may pay transaction costs in connection with the writing or purchase of options to close out previously written options, which costs are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

      WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on any type of security related to its investments (such as U.S. Government securities) and may purchase options to close out options previously written by the Fund. As the writer (seller) of a put option, the Fund has the obligation to buy from the purchaser the underlying security at the exercise price during the option period. In return for receipt of the premium, the Fund assumes the obligation to pay the exercise price for the option's underlying security if the other party to the option chooses to exercise it. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

      A Fund will write put options only on a covered basis, which means that the Fund will maintain a segregated account consisting of cash, or other liquid assets in an amount not less than the exercise price of the option, or the Fund will own an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of "covered" options at all times while the put option is outstanding. A Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the exercise price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

      If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying security and therefore would not benefit from the appreciation in price. If the price of the underlying security falls, the put writer would expect to suffer a loss, which loss could be substantial. However, the loss should be less than the loss experienced if the Fund had purchased the underlying security directly because the premium received for writing the option will mitigate the effects of the decline.

      PURCHASING PUT OPTIONS. Each Fund may purchase put options on any type of security related to its investments (such as U.S. Government securities). As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on a security related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the security is eventually sold.

      The premium paid by a Fund when purchasing a put option will be recorded as an asset of the Fund. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of regular trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. This asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

      PURCHASING CALL OPTIONS. Each Fund may purchase call options on any type of security related to its investments. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A call buyer typically attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      INDEX OPTIONS. Each Fund may buy and sell options on indices related to its investments (such as municipal bond or U.S. Treasury securities indices), and may enter into closing transactions with respect to such options. Options on indices would be used in a manner similar to the use of options on securities; however, upon the exercise of an index option, settlement occurs in cash rather than by delivery of an underlying security, with the exercising option holder receiving the difference between the closing level of the index upon which the option is based and the exercise price of the option.

      OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and sell options on futures contracts and enter into closing transactions with respect to such options. Options on futures would be used in a manner similar to the use of options on securities. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise. The writer of the option is required upon exercise to assume an offsetting futures position at a specified exercise price at any time during the period of the option. When writing an option on a futures contract a Fund will be required to make margin payments as described below for futures contracts.

      FUTURES CONTRACTS. Each Fund may purchase and sell futures contracts, including interest rate and index futures contracts, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds will engage in transactions in futures contracts solely for bona fide hedging purposes as described in the Prospectus.

      When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

      If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss of the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require the payment of "variation margin" to settle the change in value on a daily basis. If the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, a Fund marks to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

      Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      A public market exists in futures contracts covering various fixed income securities (including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed certificates, three-month U.S. Treasury Bills, and ninety-day commercial paper), as well as municipal bonds and related indices. Each Fund reserves the right to effect transactions in other securities and indices which may be developed in the future.

      LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each Fund will engage in transactions in futures contracts and options thereon only for bona fide hedging and risk management purposes, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, and not for speculation.

      A Fund will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts the Fund has purchased, after taking into account unrealized profits and unrealized losses on such contracts, would exceed 5% of the Fund's total assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

      In addition to the above limitations, neither Fund will: (a) purchase or sell futures and options on futures or enter into closing transactions with respect thereto if, as a result thereof, the then current aggregate futures market prices and financial instruments required to be delivered under open futures contract sales plus the then current aggregate purchase price of financial instruments required to be purchased under open futures contract purchases would exceed 25% of the respective Fund's net assets (taken at market value at the time of entering into the contract and excluding the amount by which any of its options on futures are in-the-money); (b) the aggregate value of all premiums paid for put and call options purchased by the Fund would exceed 5% of the Fund's total assets (less the amount by which any such positions are in-the-money); or (c) the aggregate market value of all portfolio securities covering put and call options written by the Fund would exceed 25% of the Fund's total assets. The above limitations on the Funds' investments in futures contracts and options and the respective Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information are not fundamental policies of the Funds and may be changed by Heartland's Board of Directors as permitted by applicable regulatory authority.

      COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

      RISKS IN OPTIONS AND FUTURES TRANSACTIONS. Options and futures can be highly volatile investments and involve certain risks. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates, and other economic factors. There can be no assurance that price movements in hedging vehicles and in the underlying instruments will be directly correlated. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a municipal bond index may result in an imperfect correlation since the index generally will be composed of a much broader range of municipal obligations than the securities in which the Fund likely is to be invested. To the extent that a Fund's hedging vehicles do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, the Funds may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

      Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by the Fund.

      There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

      FEDERAL TAX TREATMENT OF OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN EXCHANGE CONTRACTS. The Funds may enter into certain options and futures contracts which will be treated as Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument. The Fund will be required to distribute net gains on such transactions to shareholders even though it may not have closed the transaction and received cash to pay such distribution.

      An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

      In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies). Gains realized on the sale or other disposition of securities, including options and futures contracts on securities or securities indices, held for less than three months must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, a Fund may be required to defer the closing out of options or futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on
Section 1256 options or futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

                       INVESTMENT RISKS AND CONSIDERATIONS

HIGH-YIELD (HIGH-RISK) SECURITIES

      GENERAL. The Funds may invest without limitation in non-investment grade debt obligations. Non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower quality securities") include
(a) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (b) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (c) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominately speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A attached to the Prospectus for a discussion of the securities ratings.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

      All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

      As previously noted, the value of a lower quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, the Fund may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

      CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland's Board of Directors and Heartland Advisors monitor the issuers of junk bonds held in the Funds' portfolios to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

      LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

      The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly-traded market.

      LEGISLATION. From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

ILLIQUID SECURITIES

      The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund may not acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities.

      Heartland's Board of Directors has the ultimate authority to determine which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors.

      Heartland's Board of Directors has delegated to Heartland Advisors the day-to-day determination of the liquidity of a security, although the Board has retained oversight and ultimate responsibility for such determination. Factors to be considered include: (a) the frequency of trades or quotes for a security;
(b) the number of dealers willing to purchase and sell the security and the number of potential buyers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Heartland Advisors may determine 4(2) commercial paper to be liquid if: (x) the 4(2) commercial paper is not traded flat or in default as to principal and interest; (y) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organization ("NRSRO"), or, if rated by only one NRSRO, so rated by that NRSRO, or, if unrated, is determined by Heartland Advisors to be of comparable quality; and (z) such determination is made after consideration of the trading market for the specific security, including the factors listed above.

      Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. The Funds may invest without limitation in restricted securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, provided that such securities have been determined to be liquid pursuant to the guidelines adopted by the Board of Directors.

                             INVESTMENT RESTRICTIONS

      Each Fund has adopted investment restrictions and fundamental policies which cannot be changed without the approval of the holders of the lesser of (i) a majority of the outstanding shares of the Fund or (ii) 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Fund are represented. Each Fund's investment objective and its operating policies are subject to change by Heartland's Board of Directors without shareholder approval. However, neither Fund will change materially any operating policy without notice to shareholders. Any investment restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, a Fund.

FUNDAMENTAL RESTRICTIONS

      The fundamental investment restrictions and policies of each Fund provide that such Fund may not:

      (1) With respect to 75% of the Fund's total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

      (2) Invest in an issuer to get control or manage it, or, with respect to 75% of the Fund's total assets, purchase more than 10% of the outstanding voting securities of an issuer;

      (3) Invest more than 25% of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry or sector; provided that there shall be no such limitation on the purchase of municipal obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      (4) Buy or sell real estate or oil and gas interests or leases, but this shall not prevent the Fund from investing in securities secured by real estate or real estate interests or issued by companies, including real estate investment trusts, that invest in real estate or real estate interests or whose business involves the purchase or sale of real estate.

      (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of one-third of the value of the Fund's total assets. For purposes of this restriction, collateralized repurchase agreements, when issued and delayed-delivery securities are not considered borrowings.

      (6) Mortgage, hypothecate, or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings, including reverse repurchase agreements, when issued and delayed-delivery securities, futures, options and other hedging activities.

      (7) Make loans, except that it may: (i) acquire publicly distributed bonds, debentures, notes and other debt securities; and (ii) enter into repurchase agreements.

      (8) Underwrite the securities of other issuers, although it may invest in companies that engage in such businesses if it does so in accordance with policies established by Heartland's Board of Directors, and except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

      (9) Purchase a security if, as a result, more than 15% of the value of the Fund's total assets would be invested in: (a) securities that are not readily marketable or that would require registration under the Securities Act of 1933, as amended, upon disposition; and (b) repurchase agreements which do not provide for payment within 7 days.

      (10) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), except that this restriction shall not be deemed to prohibit the Fund from making any otherwise permissible borrowings, mortgages or pledges, reverse repurchase agreements, when issued and delayed-delivery securities, or hedging activities.

      (11) Invest in commodities, but the Fund may purchase or sell futures contracts, options on futures, and options.

NON-FUNDAMENTAL RESTRICTIONS

      In accordance with the following non-fundamental policies, which may be changed without shareholder approval, neither Fund may:

      (1) Invest in securities of other investment companies except as permitted by the 1940 Act or as part of a merger, consolidation, acquisition of assets, or similar reorganization transaction.

      (2) Purchase warrants (other than those that have been acquired in units or attached to other securities).

      (3) Purchase or retain the securities of any issuer if the officers, directors, advisors or managers of the Fund owning beneficially more than one-half of one percent (0.5 of 1%) of the securities of such issuer together own beneficially 5% of such securities; provided no officer or director shall be deemed to own beneficially securities held in other accounts managed by such person or held in employee or similar plans for which such person acts as trustee.

      (4) Purchase securities on margin or effect short sales of securities, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of its portfolio securities, and except as required in connection with permissible options and futures activities as described elsewhere in the Prospectus and Statement of Additional Information.

      (5) Borrow money or property, except from banks for temporary purposes or in connection with otherwise permissible leverage activities, and then only in an amount not in excess of ten percent (10%) of the value of the Fund's total assets. For purposes of this restriction, collateralized repurchase agreements, when issued and delayed-delivery securities are not considered borrowings.

      For the Funds' limitations on futures and options transactions, see "Investment Policies and Methods - Limitations on Futures and Options Transactions."

                                   MANAGEMENT

      The Board of Directors of Heartland provides broad supervision over the affairs of each Fund, and the officers are responsible for its operations. The Directors and officers are listed below, together with their principal occupations during the past five years. Subject to the direction of the Board of Directors, Heartland Advisors is responsible for investment management of the assets of each Fund. Although each Fund is offering only its own shares, it is possible that one Fund might become liable for any misstatement in the Prospectus about another Fund. The Board of Directors has considered this factor in approving the use of a single combined prospectus.


                                                                                     Principal Occupation
Name and Address                         Position with Heartland                    During Past Five Years
----------------                         -----------------------                    ----------------------
William J. Nasgovitz                     President and Director*            President and Director Heartland
790 North Milwaukee Street                                                  Advisors, Inc., since 1982; Senior
Milwaukee, WI  53202                                                        Vice President Investments, Dain
                                                                            Bosworth Incorporated from 1988 to
                                                                            June 1992; Director of Capital
                                                                            Investments, Inc., since 1989 (small
                                                                            business investment company).

Willard H. Davidson                      Director                           Financial and business consultant
3726 North Lake Drive                                                       since 1984; prior thereto, Chairman
Milwaukee, WI  53211                                                        and a Director, Marine Corporation (a
                                                                            bank holding company) and Marine Bank,
                                                                            N.A.

Hugh F. Denison                          Vice President and Director*       Vice President, Heartland Advisors,
790 North Milwaukee Street                                                  Inc. since 1988; Director, Heartland
Milwaukee, WI  53202                                                        Advisors, Inc., 1988 through 1996.

Jon D. Hammes                            Director                           President, The Hammes Company, since
Suite 305                                                                   1991; prior thereto, Managing Partner,
18000 West Sarah Lane                                                       Trammell, Crow Co.
Brookfield, WI  53045

Patrick J. Retzer                        Vice President, Treasurer and      Vice President and Treasurer,
790 North Milwaukee Street               Director*                          Heartland Advisors, Inc. since 1987;
Milwaukee, WI  53202                                                        Director of Heartland Advisors, Inc.
                                                                            since 1988.

A. Gary Shilling                         Director                           President, A. Gary Shilling & Company,
500 Morris Avenue                                                           Inc. (economic consultants and
Springfield, NJ  07081-1020                                                 investment advisors), since 1978.

Linda F. Stephenson                      Director                           President and Chief Executive Officer,
100 East Wisconsin Avenue                                                   Zigman Joseph Stephenson (a public
Milwaukee, WI  53202                                                        relations and marketing communications
                                                                            firm) since 1989.

                                                                                     Principal Occupation
Name and Address                         Position with Heartland                    During Past Five Years
----------------                         -----------------------                    ----------------------
Lois Schmatzhagen                        Secretary                          Secretary, Heartland Advisors, Inc.
790 North Milwaukee Street                                                  since 1988.
Milwaukee, WI  53202


----------

      *Directors who are "Interested Persons" (as defined in the 1940 Act) of Heartland Advisors.

      Heartland pays the compensation of the four Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to those Directors for their services during the fiscal year ended December 31, 1996:

                                                                                                       TOTAL
                                                                                                   COMPENSATION
                                      AGGREGATE          PENSION OR         ESTIMATED ACTUAL      FROM HEARTLAND
                                    COMPENSATION         RETIREMENT          BENEFITS UPON           AND FUND
            DIRECTOR               FROM HEARTLAND         BENEFITS             RETIREMENT             COMPLEX
--------------------------------- ------------------ -------------------- --------------------- --------------------
Willard H. Davidson                    $7,000               None                  None                $7,000
Jon D. Hammes                          $7,000               None                  None                $7,000
A. Gary Shilling                       $7,000               None                  None                $7,000
Linda F. Stephenson                    $7,000               None                  None                $7,000

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      As of May 31, 1997, the Directors and officers of Heartland Group, Inc. as a group (8 persons) owned 1.1% of the Short Duration High-Yield Municipal Fund and 6.5% of the High-Yield Municipal Bond Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds, except that: Charles Schwab & Co., Inc.,
ATTN: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 held of record 891,728 shares (or 22.9%) of the Short Duration High-Yield Municipal Fund and 346,294 shares (or 32.4%) of the High-Yield Municipal Bond Fund; Dain Bosworth, Inc. FBO D. Charles Andrews, P.O. Box 147, Bridgewater Corners, VT 05035 beneficially held 202,882 shares (or 5.2%) of the Short Duration High-Yield

Municipal Fund and 101,134 shares (or 9.5%) of the High-Yield Municipal Bond Fund; and Leo and Marilyn Lemont, 6606 Mapleshade Lane, Apartment 12F, Dallas, TX 75252-8558 beneficially held 89,635 shares (or 8.4%) of the High-Yield Municipal Bond Fund.


                             THE INVESTMENT ADVISOR

      Each Fund is managed by Heartland Advisors, pursuant to an Investment Advisory Agreement (the "Agreement"). The Agreement with respect to the Funds was approved by the Board of Directors on October 11, 1996 and by the original shareholder on December 31, 1996.


      Heartland Advisors is controlled by William J. Nasgovitz, a Director and the President of Heartland, by virtue of his ownership of a majority of its outstanding capital stock. In addition to serving as Advisor to the Funds, Heartland Advisors also serves as the distributor for the shares of each Fund. Heartland Advisors, founded in 1982, serves as the investment adviser for the Heartland Small Cap Contrarian, Value, Mid Cap Value, Large Cap Value, Value Plus, U.S. Government Securities and Wisconsin Tax Free Funds, seven additional series of Heartland, and also provides investment management services for individuals, and institutional accounts, such as pension funds and profit-sharing plans. As of May 31, 1997, Heartland Advisors had approximately $3.3 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of its outstanding voting stock.


      Heartland Advisors provides each Fund with overall investment advisory and administrative services. Subject to such policies as the Board of Directors may determine, Heartland Advisors makes investment decisions on behalf of each Fund, makes available research and statistical data in connection therewith, and supervises the acquisition and disposition of investments by each Fund, including the selection of broker-dealers to carry out portfolio and hedging transactions. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

      Heartland Advisors bears all of its own expenses in providing services under the Agreement and pays all salaries, fees, and expenses of the officers and directors of Heartland who are affiliated with Heartland Advisors. Each Fund bears all its other expenses including, but not limited to, necessary office space, telephone and other communications facilities and personnel competent to perform administrative, clerical and shareholder relations functions; a pro rata portion of salary, fees, and expenses (including legal fees) of those directors, officers, and employees of Heartland who are not officers, directors, or employees of Heartland Advisors; interest expenses; fees and expenses of the Custodian, Agent, and Dividend Disbursing Agent; fees of shareholder recordkeeping agents; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities, expenses of registering and qualifying shares for sale with the Securities and Exchange Commission and with various state securities commissions; accounting and legal costs; insurance premiums; expenses of maintaining the Fund's legal existence and of shareholder meetings; expenses of preparation and distribution to existing shareholders of reports, proxies, and prospectuses; and fees and expenses of membership in industry organizations.


      The Heartland Short Duration High-Yield Municipal Fund pays Heartland Advisors an annual fee for its advisory services at the rate of 0.40 of 1% of the Fund's average daily net assets. The advisory fee for the Heartland High-Yield Municipal Bond Fund is 0.60 of 1% of the Fund's average daily net assets. The advisory fees for the Funds are payable in monthly installments. Heartland Advisors has voluntarily agreed to certain fee waivers and expense reimbursements as further discussed in the Funds' Prospectus.


      The Agreement will continue in effect from year to year, as long as it is approved at least annually by the Board of Directors or by a vote of the outstanding voting securities of the appropriate Fund and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 nor less than 30 days' notice. The Agreement provides that neither Heartland Advisors nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

                             PERFORMANCE INFORMATION

GENERAL

      From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a twelve-month period and is shown as a percentage of the investment. "Total return" of the Funds refers to the annual average return for 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

      Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

TOTAL RETURN

      Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods (or the portion thereof during which a Fund has been in existence) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                       n
                                 P(1+T)  = ERV

        Where:

            P =   a hypothetical initial payment of $1,000;

            T =   average annual total return;

            n =   number of years; and

          ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10-year periods at the end of the 1, 5 and 10-year period (or fractional portion thereof).

      In some circumstances a Fund may advertise its total return for a 1, 2, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.


      Cumulative total return since inception on January 2, 1997 through May 31, 1997 was 2.36% for the Short Duration High-Yield Municipal Fund and 2.99% for the High-Yield Municipal Bond Fund.

YIELD

      Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                   a-b     6
                      Yield = 2[( ----- +1)  = 1]
                                   cd

      Where:

            a =   dividends and interest earned during the period;

            b =   expenses accrued for the period (net of reimbursements);

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

            d = the maximum offering price per share on the last day of the period.

      Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.


      The yield for the 30 days ended May 30, 1997 was 5.87% for the Short Duration High-Yield Municipal Fund and 6.79% for the High-Yield Municipal Bond Fund, and the taxable equivalent yield based on a 39.6% federal tax rate was 9.72% and 11.24%, respectively. When advertising yield, a Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.


                  DETERMINATION OF NET ASSET VALUE PER SHARE

      Each Fund's shares are sold at their next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities a Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

      The next determined net asset value per share will be calculated as of the close of regular trading on the New York Stock Exchange at least once every weekday, Monday through Friday, except on (i) customary national business holidays which result in the closing of the New York Stock Exchange which are New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas; (ii) days when no security is tendered for redemption and no customer order is received; or (iii) days when changes in the value of the investment company's portfolio securities do not affect the current net asset value of the Fund's redeemable securities. Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ and falls within the range of the latest bid and asked quotations is valued at that price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.


      Securities and other assets for which quotations are not readily available will be valued at their fair value as determined by the Board of Directors.

                             DISTRIBUTION OF SHARES

      Heartland Advisors, each Fund's investment advisor, also acts as the distributor of the shares of each Fund. Heartland Advisors has agreed to use its "best-efforts" to distribute each Fund's shares, but has not committed to purchase or sell any specific number of shares. The Distribution Agreement for the Funds is renewable annually by the vote of the directors at a meeting called for such purpose and may be terminated upon 60 days' written notice by either party. The Distribution Agreement will automatically terminate in the event of its assignment. Under the Agreement, Heartland Advisors will pay for the costs and expenses of preparing, printing and distributing materials not prepared by the Fund and used by Heartland Advisors in connection with its offering of shares for sale to the public, including the additional costs of printing copies of the prospectus and of annual and interim reports to shareholders other than copies required for distribution to shareholders or for filing under the federal securities laws, and any expenses of advertising incurred by Heartland Advisors in connection with the offering of the shares.


                                DISTRIBUTION PLAN

      Each Fund has adopted a Distribution Plan, which is described in the Prospectus (see "The Distribution Plan"). Under the Plan, Heartland Advisors provides the Directors for their review promptly after the end of each quarter a written report setting forth all amounts expended under the Plan, including all amounts paid to dealers as distribution or service fees. In approving the Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

      The Plan may be terminated with respect to either Fund by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Plan that would materially increase the distribution cost to a Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as a Distribution Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

      The Distribution Plan of a Fund may be terminated with respect to either Fund by the Directors at any time on 60 days written notice without payment of any penalty by Heartland Advisors, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Directors who are not interested persons.

      The Distribution Plan will continue in effect for successive one-year periods with respect to a Fund, if not sooner terminated in accordance with its terms, provided that each such continuance is specifically approved by the vote of the Directors, including a majority of the Directors who are not interested persons.

                                   TAX STATUS

      The information in this section supplements that in the Prospectus (see "Dividends, Capital Gains Distributions And Taxes").

      Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net realized capital gains and losses of one series are not combined with those of another series in the same company.

      Gain or loss on the sale of securities held by a Fund for more than one year will generally be long-term capital gain or loss. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

      If a shareholder exchanges shares of one Fund for shares of another Fund, the shareholder will recognize gain or loss for federal income tax purposes. That gain or loss will be measured by the difference between the shareholder's basis in the shares exchanged and the value of the shares acquired.

      It is possible that each Fund's income dividends may, to the extent such dividends consist of interest from obligations of the U.S. Government and certain of its agencies and instrumentalities, be exempt from all state and local income taxes, although subject to federal tax. Each Fund intends to advise shareholders of the proportion of its dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

                              DESCRIPTION OF SHARES

      In the interest of economy and convenience, certificates representing shares purchased are not ordinarily issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by Firstar Trust Company (the "Agent"), Milwaukee, Wisconsin. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. Investors may receive a certificate representing whole shares by specifically requesting one by letter to the Agent. If a stock certificate is requested, it will not be sent for at least 14 days. The Directors require payment of any lost instrument bond premiums or federal and state taxes due in connection with the replacement of certificates and may require a fee for each new stock certificate that is issued by the Fund not connected with the purchase of new shares.

      Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new Investment Advisory Agreement), separate votes by series are required.

                             PORTFOLIO TRANSACTIONS

      The information in this section supplements the information in the Prospectus under "Portfolio Transactions."

      Allocation of the portfolio brokerage transactions, including their frequency, to various dealers is determined by Heartland Advisors in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to Heartland Advisors may receive orders for transactions by the Funds. Information so received will enable Heartland Advisors to supplement its own research and analysis with the views and information of other securities firms, and may be used for the benefit of clients of Heartland Advisors other than one of the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions by Heartland Advisors' clients, including the Funds. In addition, some broker-dealers may supply research from third party service providers in consideration of their receipt of brokerage commissions from transactions allocated by Heartland Advisors. Each Fund may also consider sales of its own shares or the shares of other Heartland funds, or both, as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the policy of obtaining best price and execution.

      For particular transactions, the Funds may pay higher commissions to brokers (other than Heartland Advisors or its affiliates) than might be charged if a different broker had been selected, if, in Heartland Advisor's opinion, this policy furthers the objective of obtaining best price and execution. The allocation of orders among brokers and the commission rates paid will be reviewed periodically by Heartland's Board of Directors.

      Subject to the above considerations, Heartland Advisors may itself effect portfolio transactions as a broker for the Funds. The commissions, fees, or other remuneration received by Heartland Advisors must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities or commodities exchange, or on the National Association of Securities Dealers Automated Quotation System during a comparable period of time. This standard would allow Heartland Advisors to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms'-length transaction. Furthermore, the Board of Directors, including a majority of the directors who are not interested persons, have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to Heartland Advisors are consistent with the foregoing standard.

Brokerage transactions with Heartland Advisors are also subject to such fiduciary standards as may be imposed upon Heartland Advisors by applicable law.

             CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

      Firstar Trust Company acts as Custodian of each Fund's investments, and acts as Transfer and Dividend Disbursing Agent (the "Custodian" and the "Agent", respectively). Its address is Mutual Funds Services, 3rd Floor, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

                  COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

      Quarles & Brady serves as legal counsel for the Funds. Price Waterhouse LLP, serve as independent public accountants for the Funds.

                              FINANCIAL STATEMENTS



      The following pages present unaudited financial statements of the Funds as of May 31, 1997, and for the period from January 2, 1997 through May 31, 1997. In the opinion of the management of Heartland, all adjustments which are necessary for a fair presentation of the results of operations for the interim period ended May 31, 1997 are reflected.

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                             SCHEDULE OF INVESTMENTS
                            MAY 31, 1997 (Unaudited)

      PAR
     AMOUNT   LONG-TERM INVESTMENTS - 102.0%                                  COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS -                                       102.0%

              ALABAMA -                                                 2.6%
  $1,000,000  West Jefferson Amusement & Public Park Authority -
                 Visionland Alabama Project.................................   7.500 %  12/01/2008 $      986,250

              ARIZONA -                                                 2.6%
   1,000,000  Scottsdale, Arizona Industrial Development Authority -
                 Westminster Village........................................   5.500    06/01/2017      1,000,000

              CALIFORNIA -                                              0.6%
     100,000  Los Angeles, California Regional Airports - Continental
                 Airlines (a)...............................................   9.000    08/01/2008        106,125
     100,000  Stanislaus Waste-to-Energy Financial Agency - Ogden
                 Martin Systems, Incorporated...............................   7.500    01/01/2005        106,125
                                                                                                    -------------
                                                                                                          212,250

              COLORADO -                                                3.4%
     400,000  Colorado Student Obligation Bond Authority - Student Loan
                 Revenue....................................................   6.900    09/01/2001        420,000
     605,000  Denver, Colorado City & County Airport........................   8.500    11/15/2023        678,356
     110,000  Denver, Colorado City & County Airport........................   8.000    11/15/2025        121,688
      90,000  Denver, Colorado City & County Airport........................   7.500    11/15/2025         92,679
                                                                                                    -------------
                                                                                                        1,312,723

              CONNECTICUT -                                             7.8%
     440,000  Connecticut State Health & Educational Facilities Authority -
                 University of Hartford.....................................   5.700    01/07/1998        439,340
   1,600,000  Connecticut State Development Authority - Alzheimer's
                 Resource Center............................................   6.875    08/15/2004      1,624,000
     850,000  Connecticut Resource Recovery Authority - American Refuse
                 Fuel Company...............................................   8.000    11/15/2015        907,375
                                                                                                    -------------
                                                                                                        2,970,715

              DELAWARE -                                                2.4%
     850,000  Delaware State Economic Development Authority - Delmarva
                 Power & Light Company......................................   7.150    07/01/2018        929,688

              DISTRICT OF COLUMBIA -                                    0.1%
      55,000  District of Columbia General Obligation.......................   4.700    01/06/1999         54,656

              FLORIDA -                                                 7.4%
     265,000  Broward County, Florida Resource Recovery - Broward
                 Waste Energy - Limited Partnership North...................   7.950    12/01/2008        288,519
   2,000,000  Martin County, Florida Industrial Development Authority -
                 Indiantown Cogeneration Project............................   7.875    12/15/2025      2,245,000
     265,000  St. Petersburg, Florida Housing Authority - Rogall Congregate
                 Section 8/Elderly..........................................   7.500    12/01/2006        275,931
                                                                                                    -------------
                                                                                                        2,809,450

              GEORGIA -                                                 0.2%
      55,000  Atlanta, Georgia Special Purpose Facilities - Delta Airlines,
                 Incorporated...............................................   7.900    12/01/2018         59,056

              HAWAII -                                                  1.1%
     185,000  Hawaii State Department of Budget & Finance - Hawaiian
                 Electric Company...........................................   7.625    12/01/2018        198,181
     190,000  Hawaii State Department of Budget & Finance - Hawaiian
                 Electric Company...........................................   7.600    07/01/2020        203,775
                                                                                                    -------------
                                                                                                          401,956

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                        SCHEDULE OF INVESTMENTS (CONT'D)
                            MAY 31, 1997 (Unaudited)

------------------------------------------------------------------------------------------------------------------
      PAR
     AMOUNT   LONG-TERM INVESTMENTS - (CONT'D)                                COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - (CONT'D)

              IDAHO -                                                   5.3%
  $2,050,000  Idaho Health Facilities Authority - Bonner General Hospital...   5.700 %  10/01/2004 $    2,021,813

              ILLINOIS -                                                8.4%
      35,000  Belleville, Illinois Industrial Development Revenue - Kmart
                 Corporation................................................   6.900    06/15/2007         36,050
     125,000  Carol Stream, Illinois First Mortgage Revenue - Windsor
                 Park Manor.................................................   5.750    12/01/1999        125,156
     250,000  Carol Stream, Illinois First Mortgage Revenue - Windsor
                 Park Manor.................................................   6.000    12/01/2000        250,313
     250,000  Carol Stream, Illinois First Mortgage Revenue - Windsor
                 Park Manor.................................................   6.250    12/01/2001        250,313
      70,000  Chicago-O'Hare International Airport - United Air Lines,
                 Incorporated...............................................   8.400    05/01/2018         75,425
     170,000  Chicago-O'Hare International Airport - United Air Lines,
                 Incorporated...............................................   8.950    05/01/2018        190,825
      80,000  Chicago-O'Hare International Airport - American Air Lines,
                 Incorporated...............................................   7.875    11/01/2025         86,500
   2,000,000  Robbins, Illinois Resource Recovery Revenue - Robbins
                 Resource Recovery Partners.................................   8.375    10/15/2016      2,032,500
     140,000  Rochelle, Illinois Water & Sewer Revenue......................   6.250    05/01/2000        144,375
                                                                                                    -------------
                                                                                                        3,191,457

              KANSAS -                                                  2.0%
     180,000  Lawrence, Kansas Commercial Development Revenue -
                 Holiday Inn Project........................................   7.000    07/01/1999        181,125
     190,000  Lawrence, Kansas Commercial Development Revenue -
                 Holiday Inn Project........................................   7.000    07/01/2000        191,425
     180,000  Manhattan, Kansas Commercial Development Revenue -
                 Holiday Inn Project........................................   7.000    07/01/1999        181,125
     190,000  Manhattan, Kansas Commercial Development Revenue -
                 Holiday Inn Project........................................   7.000    07/01/2000        191,188
                                                                                                    -------------
                                                                                                          744,863

              KENTUCKY -                                                2.1%
     475,000  Kenton County, Kentucky Airport Board - Delta Airlines,
                 Incorporated...............................................   6.750    02/01/2002        498,156
     210,000  Kenton County, Kentucky Airport Board - Delta Airlines,
                 Incorporated...............................................   7.125    02/01/2021        222,338
      90,000  Kenton County, Kentucky Airport Board - Delta Airlines,
                 Incorporated...............................................   7.250    02/01/2022         96,300
                                                                                                    -------------
                                                                                                          816,794

              LOUISIANA -                                               5.7%
   2,000,000  Louisiana Public Facilities Authority - Beverly Enterprises,
                 Incorporated...............................................   8.250    09/01/2008      2,157,497

              MASSACHUSETTS -                                           4.7%
     850,000  Massachusetts Industrial Finance Agency - Reeds Landing
                 Project....................................................   7.750    10/01/2000        870,205
      50,000  Massachusetts Industrial Finance Agency - SEMASS Project......   9.250    07/01/2015         56,375
     400,000  Massachusetts Industrial Finance Agency - SEMASS Project......   9.000    07/01/2015        450,000
     385,000  Springfield, Massachusetts Housing Authority - Citywide
                 Apartments Project.........................................   9.500    11/01/2005        423,019
                                                                                                    -------------
                                                                                                        1,799,599

              MICHIGAN -                                                5.6%
     425,000  Dickinson County, Michigan Hospital System....................   7.625    11/01/2005        456,344
      30,000  Kentwood, Michigan Economic Development - Kmart Corporation...   7.850    09/01/2001         30,367
      65,000  Michigan State Strategic Fund - Kmart Corporation.............   6.700    01/01/2007         66,463

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                        SCHEDULE OF INVESTMENTS (CONT'D)
                            MAY 31, 1997 (Unaudited)

------------------------------------------------------------------------------------------------------------------
      PAR
     AMOUNT   LONG-TERM INVESTMENTS - (CONT'D)                                COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - (CONT'D)

              MICHIGAN (CONT'D)
  $1,455,000  Midland County, Michigan Economic Development
                 Corporation Pollution Control Revenue - Midland
                 Cogeneration...............................................   9.500 %  07/23/2009 $    1,587,769
                                                                                                    -------------
                                                                                                        2,140,943
              MINNESOTA -                                               2.7%
   1,000,000  St. Paul, Minnesota Housing & Redevelopment Authority -
                 Healtheast Project.........................................   9.750    11/01/2017     1,039,470

              MISSISSIPPI -                                             1.3%
     450,000  Claiborne County, Mississippi Pollution Control Revenue -
                 Middle South Energy, Incorporated..........................   9.875    12/01/2014        491,063

              NEW HAMPSHIRE -                                           2.7%
   1,000,000  New Hampshire Industrial Development Authority - United
                 Illuminating Company.......................................  10.750    10/01/2012      1,047,530

              NEW JERSEY -                                              2.6%
     500,000  New Jersey Health Care Facilities Financial Authority -
                 Columbus Hospital..........................................   7.200    07/01/2001        511,875
     450,000  New Jersey Economic Development Authority - Vineland
                 Cogeneration Limited Partnership...........................   7.875    06/01/2019        484,313
                                                                                                    -------------
                                                                                                          996,188

              NEW MEXICO -                                              3.7%
     375,000  Chaves New Mexico Hospital Revenue - Eastern New
                 Mexico Medical Center......................................   7.250    12/01/2010        399,844
      90,000  New Mexico Educational Assistance Foundation - Student
                 Loan Revenue...............................................   6.050    12/01/2000         93,150
     900,000  New Mexico Educational Assistance Foundation - Student
                 Loan Revenue...............................................   5.500    11/01/2003        907,875
                                                                                                    -------------
                                                                                                        1,400,869

              NEW YORK -                                                3.4%
     900,000  Port Authority of New York & New Jersey Special Obligation
                 - Continental Airlines/Laguardia...........................   9.125    12/01/2015      1,015,875
     280,000  Tompkins County, New York Industrial Development Agency -
                 Kendal at Ithaca...........................................   7.625    06/01/2009        288,050
                                                                                                    -------------
                                                                                                        1,303,925

              NORTH DAKOTA -                                            3.3%
   1,220,000  Mercer County, North Dakota Pollution Control Revenue -
                 Basin Electric Power.......................................   7.000    01/01/2019      1,276,425

              OHIO -                                                    1.4%
     100,000  Cleveland Ohio Airport Special Revenue - Continental
                 Airlines, Incorporated.....................................   9.000    12/01/2019        108,125
     425,000  Marion County Ohio Hospital Improvement  Revenue -
                 Community Hospital.........................................   5.900    05/15/2004        430,844
                                                                                                    -------------
                                                                                                          538,969

              PENNSYLVANIA -                                           11.2%
     495,000  Clarion County, Pennsylvania Industrial Development
                 Authority - Beverly Enterprises, Incorporated..............  10.125    05/01/2007        533,363
     425,000  Erie County, Pennsylvania Industrial Development Revenue -
                 International Paper Company................................   7.600    09/01/2010        463,781

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                        SCHEDULE OF INVESTMENTS (CONT'D)
                            MAY 31, 1997 (Unaudited)

      PAR
     AMOUNT   LONG-TERM INVESTMENTS - (CONT'D)                                COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - (CONT'D)

              PENNSYLVANIA (CONT'D)
  $  240,000  Lehigh County, Pennsylvania Industrial Development
                 Authority - Keebler Company Project........................   6.050 %  10/01/2001 $      241,500
   1,000,000  Philadelphia Hospitals & Higher Educational Facilities -
                 Graduate Health System.....................................   6.900    07/01/2000      1,042,500
     125,000  Philadelphia, Pennsylvania Municipal Authority - Gas Works
                 Lease Revenue..............................................   7.625    05/01/2014        131,562
     500,000  Ridley Park, Pennsylvania Hospital Authority - Taylor
                 Hospital...................................................   6.000    12/01/2005        501,875
     500,000  Scranton-Lackawanna Health & Welfare Authority - Allied
                 Services Rehabilitation Hospitals..........................   6.600    07/15/2000        510,000
     500,000  Scranton-Lackawanna Health & Welfare Authority - Allied
                 Services Rehabilitation Hospitals..........................   7.125    07/15/2005       533,750
     300,000  Scranton-Lackawanna Health & Welfare - Moses Taylor
                 Hospital Project...........................................   8.250    07/01/2009        330,750
                                                                                                    -------------
                                                                                                        4,289,081

              RHODE ISLAND -                                            2.5%
     900,000  Rhode Island Housing & Mortgage Finance Corporation -
                 Homeownership Opportunity..................................   8.050    04/01/2022        937,125

              TENNESSEE -                                               0.7%
     250,000  Roane County, Tennessee Industrial Development Board -
                 Kmart Corporation..........................................   7.250    01/15/2007        261,875

              TEXAS -                                                   3.7%
     210,000  Alliance Airport Authority, Texas - American Airlines,
                 Incorporated...............................................   7.500    12/01/2029        224,700
      80,000  Brazos River Authority Texas Pollution Control Revenue -
                 Texas Utilities Electric Company...........................   8.250    01/01/2019         85,200
      35,000  Dallas-Fort Worth Texas International Airport - Delta Air
                 Lines, Incorporated........................................   7.125    11/01/2026         36,444
   1,000,000  San Antonio, Texas Health Facilities Development
                 Corporation - Beverly Enterprises, Incorporated............   8.250    12/01/2019      1,080,000
                                                                                                    -------------
                                                                                                        1,426,344

              UTAH -                                                    0.3%
     100,000  Salt Lake City, Utah Airport Revenue - Delta Airlines,
                 Incorporated...............................................   7.900    06/01/2017        105,875

              WISCONSIN -                                               0.5%
     200,000  Menomonee Falls, Wisconsin Industrial Development
                 Revenue - Keebler Company Project..........................   6.450    03/01/2004        202,750
                                                                                                    -------------
              TOTAL MUNICIPAL BONDS (COST $38,903,346)                                                 38,927,199
                                                                                                    -------------
              TOTAL LONG-TERM INVESTMENTS (COST $38,903,346)                                       $   38,927,199
                                                                                                    -------------

               HEARTLAND SHORT DURATION HIGH-YIELD MUNICIPAL FUND
                        SCHEDULE OF INVESTMENTS (CONT'D)
                           MAY 31, 1997 (Unaudited)

      PAR
     AMOUNT   SHORT-TERM INVESTMENTS - 5.0%                                   COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BOND                                            0.0%

              PENNSYLVANIA -                                            0.0%
  $   15,000  Philadelphia Hospitals & Higher Educational Facilities -
                 Graduate Health System.....................................   6.500 %    07/01/97    $    15,015
                                                                                                      -----------
              TOTAL MUNICIPAL BOND (COST $15,014)                                                          15,015
                                                                                                      -----------
              DAILY VARIABLE RATE PUT BONDS -                           5.0%

              MASSACHUSETTS -                                           2.6%
   1,000,000  Massachusetts State Industrial Finance Agency Pollution
                 Control Revenue - New England Power........................   4.050    10/01/2022      1,000,000

              TENNESSEE -                                               2.4%
     900,000  Metropolitan Nashville Airport Authority - American
                 Airlines Project...........................................   4.000    10/01/2012        900,000
                                                                                                      -----------
              TOTAL DAILY VARIABLE RATE PUT BONDS (COST $1,900,000)                                     1,900,000
                                                                                                      -----------
              TOTAL SHORT-TERM INVESTMENTS (COST $1,915,014)                                          $ 1,915,015
                                                                                                      -----------
              TOTAL INVESTMENTS - (COST $40,818,360)........................   107.0 %                $40,842,214
              Liabilities, less cash and receivables........................    (7.0)%                 (2,678,956)
                                                                             -------                  -----------
              TOTAL NET ASSETS..............................................   100.0 %                $38,163,258
                                                                             =======                  ===========


(a) All or a portion of security committed to cover margin requirements for futures contracts.

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                             SCHEDULE OF INVESTMENTS
                             MAY 31, 1997 (Unaudited)

      PAR
     AMOUNT   LONG-TERM INVESTMENTS - 99.6%                                   COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS -                                        99.6%

              ALABAMA -                                                 3.2%
  $  350,000  West Jefferson Amusement & Public Park Authority -
                 Visionland Alabama Project.................................   8.000 %  12/01/2026    $   340,375

              CONNECTICUT -                                             3.3%
     250,000  Connecticut State Development Authority - Alzheimers
                 Resource Center............................................   7.000    08/15/2009        252,500
     100,000  Connecticut State Development Authority - Alzheimers
                 Resource Center............................................   7.250    08/15/2021        100,625
                                                                                                      -----------
                                                                                                          353,125

              DISTRICT OF COLUMBIA -                                    1.0%
     100,000  District of Columbia General Obligation.......................   6.375    06/01/2026        101,375

              FLORIDA -                                                 6.8%
     250,000  Manatee County, Florida Housing Finance Authority - Single
                 Family Mortgage............................................   7.200    05/01/2028        272,813
     400,000  Martin County, Florida Industrial Development Authority -
                 Indiantown Cogeneration Project............................   7.875    12/15/2025        449,000
                                                                                                      -----------
                                                                                                          721,813

              GEORGIA -                                                 6.0%
     325,000  Dekalb County, Georgia Housing Authority - Friendly Hills
                 Apartments Project.........................................   7.050    01/01/2039        345,313
      30,000  Savannah, Georgia Hospital Authority - Candler Hospital.......   7.000    01/01/2011         31,125
     255,000  Savannah, Georgia Hospital Authority - Candler Hospital.......   7.000    01/01/2023        263,606
                                                                                                      -----------
                                                                                                          640,044

              IDAHO -                                                   1.0%
     100,000  Idaho Housing & Finance Association - Single Family
                 Mortgage...................................................   6.200    07/01/2028        101,125

              ILLINOIS -                                               12.0%
     250,000  Carol Stream, Illinois First Mortgage Revenue - Windsor
                 Park Manor.................................................   7.000    12/01/2013        248,125
     240,000  Illinois Health Facilities Authority - Fairview Obligated
                 Group......................................................   7.125    08/15/2017        237,000
     360,000  Illinois Housing Development Authority - Multi-Family
                 Housing Revenue............................................   5.000    07/01/2025        281,250
     500,000  Robbins, Illinois Resource Recovery Revenue - Robbins
                 Resource Recovery Partners.................................   8.375    10/15/2016        508,125
                                                                                                      -----------
                                                                                                        1,274,500

              INDIANA -                                                 1.0%
     100,000  Indianapolis, Indiana Airport Authority - Federal Express
                 Corporation................................................   7.100    01/15/2017        108,125

              KANSAS -                                                  2.1%
     115,000  Lawrence, Kansas Commercial Development Revenue -
                 Holiday Inn Project........................................   8.000    07/01/2016        118,163
     105,000  Manhattan, Kansas Commercial Development Revenue -
                 Holiday Inn Project........................................   8.000    07/01/2016        107,887
                                                                                                      -----------
                                                                                                          226,050

              LOUISIANA -                                               1.3%
     125,000  Louisiana Public Facilities Authority - Beverly Enterprises,
                 Incorporated...............................................   8.250    09/01/2008        134,844


                    HEARTLAND HIGH-YIELD MUNICIPAL BOND FUND
                             SCHEDULE OF INVESTMENTS
                             MAY 31, 1997 (Unaudited)

      PAR
     AMOUNT   LONG-TERM INVESTMENTS - (CONT'D)                                COUPON     MATURITY        VALUE
------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS - (CONT'D)

              MASSACHUSETTS -                                          10.7%
  $  410,000  Massachusetts Industrial Finance Agency - Reeds
                 Landing Project............................................   7.750 %  10/01/2000 $      419,746
     345,000  Massachusetts Health & Education Facilities Authority -
                 Central New England Health Alliance........................   6.125    08/01/2013        326,456
     100,000  Massachusetts State Health & Education Facilities
                 Authority - Sisters of Providence Health System............   6.625    11/15/2022        100,375
     185,000  Massachusetts Industrial Finance Agency - Evanswood
                 Bethzatha Corporation......................................   8.000    01/15/2027        185,925
     100,000  Massachusetts Health & Education Facilities Authority -
                 Youville Hospital..........................................   6.000    02/15/2034        100,500
                                                                                                    -------------
                                                                                                        1,133,002

              MINNESOTA -                                               4.7%
     500,000  Minneapolis, Minnesota Health Facilities Development
                 Revenue - Community Home Program Company Project...........   7.500    12/01/2026        494,375

              MONTANA -                                                13.7%
   1,525,000  Montana Board of Investments - Yellowstone Energy
                 Limited Partnership........................................   7.000    12/31/2019      1,448,750

              NORTH DAKOTA -                                            4.7%
     500,000  North Dakota Housing Finance Agency - Single Family
                 Mortgage...................................................   5.950    07/01/2017        501,875

              OKLAHOMA -                                                0.9%
     100,000  Oklahoma County Industrial Authority - National Benevolent
                 Association................................................   6.150    01/01/2011         99,875

              PENNSYLVANIA -                                            7.9%
     500,000  Allegheny County, Pennsylvania Hospital Authority -
                 Pittsburgh Mercy Health System.............................   5.625    08/15/2006        493,125
     300,000  Clarion County, Pennsylvania  Industrial Development
                 Authority - Beverly Enterprises............................  10.125    05/01/2007        323,250
      15,000  Philadelphia Hospitals & Higher Education Facilities -
                 Graduate Health System.....................................   7.250    07/01/2010         15,788
                                                                                                    -------------
                                                                                                          832,163

              TENNESSEE -                                               6.6%
      65,000  Hawkins County, Tennessee Industrial Development Board -
                 Kmart Corporation..........................................   7.000    01/01/2006         66,950
     630,000  Shelby County, Tennessee Health, Education & Housing
                 Facilities - Winfield Village of Cordova...................   8.500    07/01/2026        628,425
                                                                                                    -------------
                                                                                                          695,375
              TEXAS -                                                  12.7%
     100,000  Amarillo, Texas Health Facilities Corporation - Sears
                 Panhandle Retirement Corporation...........................   6.300    08/15/2005         98,875
     665,000  Danforth, Texas Health Facilities Corporation - Sam Houston
                 Long Term Care Facility....................................   8.250    03/01/2027        648,375
      95,000  Lufkin, Texas Health Facilities Development Corporation -
                 Memorial Health System of East Texas.......................   6.875    02/15/2026         98,800
     510,000  Tarrant County, Texas Health Facilities Development
                 Corporation - St. Joseph Long Term Care Facility...........   8.500    05/01/2027        493,425
                                                                                                    -------------
                                                                                                        1,339,475
                                                                                                    -------------
              TOTAL MUNICIPAL BONDS (COST $10,524,496)                                                 10,546,266
                                                                                                    -------------
              TOTAL LONG-TERM BONDS (COST $10,524,496)                                                 10,546,266
                                                                                                    -------------
              TOTAL INVESTMENTS - (COST $10,524,496)........................    99.6 %             $   10,546,266
              Cash and receivables, less liabilities........................     0.4 %                     43,441
                                                                             -------                -------------
              TOTAL NET ASSETS..............................................   100.0 %             $   10,589,707
                                                                             =======                =============

The accompanying Notes to Financial Statements are an integral part of this Schedule.

                      STATEMENTS OF ASSETS AND LIABILITIES
                            May 31, 1997 (Unaudited)

                                                                                        Short
                                                                                       Duration
                                                                                      High-Yield       High-Yield
  ASSETS:                                                                             Municipal         Municipal
                                                                                         Fund           Bond Fund
                                                                                     ------------     ------------

     Investments in securities, at cost ........................................     $ 40,818,360     $ 10,524,496
                                                                                     ============     ============

     Investments in securities, at value .......................................     $ 40,842,214     $ 10,546,264
     Cash ......................................................................           61,785              ---
     Receivable from fund shares sold ..........................................          144,337              ---
     Receivable from investments sold ..........................................          452,587              ---
     Accrued interest ..........................................................          802,675          226,435
     Deferred organization expense .............................................           21,672           21,672
     Receivable from Advisor for management fee waiver and expense reimbursement           47,497           22,139
                                                                                     ------------     ------------
        Total Assets ...........................................................       42,372,767       10,816,510
                                                                                     ------------     ------------


LIABILITIES:
     Payable to custodian ......................................................              ---          119,774
     Payable to Advisor for management fee .....................................           11,468            4,858
     Variation margin on open futures contracts ................................            4,301              ---
     Payable to Advisor for distribution fees ..................................           11,269            3,358
     Payable for investments purchased .........................................        3,765,991              ---
     Distribution payable ......................................................          163,265           53,210
     Payable for fund shares redeemed ..........................................          206,783           10,010
     Payable to Advisor for deferred organization expense ......................           21,672           21,672
     Accrued expenses ..........................................................           24,760           13,923
                                                                                     ------------     ------------
        Total Liabilities ......................................................        4,209,509         226,805
                                                                                     ------------     ------------


NET ASSETS APPLICABLE TO OUTSTANDING SHARES ....................................     $ 38,163,258     $ 10,589,705
                                                                                     ============     ============

     SHARES OUTSTANDING, $.001 par value (100,000,000 shares authorized) .......        3,816,426        1,055,134
                                                                                     ============     ============

NET ASSET VALUE PER SHARE ......................................................     $      10.00     $      10.04
                                                                                     ============     ============


       The accompanying Notes to Financial Statements are an integral part of these Statements.

                            STATEMENTS OF OPERATIONS
           For the period January 2, 1997 (commencement of operations)
                           to May 31, 1997 (Unaudited)

                                                                                        Short
                                                                                       Duration
                                                                                      High-Yield       High-Yield
                                                                                      Municipal         Municipal
                                                                                         Fund           Bond Fund
                                                                                     ------------     ------------
INVESTMENT INCOME:
    Interest....................................................................     $    363,221     $    146,667
                                                                                     ------------     ------------
        Total investment income ................................................          363,221          146,667
                                                                                     ------------     ------------

EXPENSES:
    Management fees ............................................................           24,408           13,439
    Distribution fees ..........................................................           15,255            5,600
    Registration fees ..........................................................           11,426            5,786
    Custodian fees .............................................................            3,516            2,060
    Audit fees .................................................................            2,500            2,500
    Printing and communications ................................................            2,100              700
    Amortization of organization expenses ......................................            1,971            1,971
    Directors' fees ............................................................            1,916            1,790
    Transfer agent fees ........................................................            1,635            1,100
    Postage ....................................................................              300              200
    Legal fees .................................................................              100              100
    Other operating expenses ...................................................            3,227            1,293
                                                                                     ------------     ------------
         Total expenses ........................................................           68,354           36,539
                                                                                     ------------     ------------
         Less: Management fee waiver ...........................................          (24,408)         (13,439)
         Less: Expense reimbursement ...........................................          (43,946)         (23,100)
                                                                                     ------------     ------------
         Net expenses ..........................................................              ---              ---
NET INVESTMENT INCOME ..........................................................          363,221          146,667
                                                                                     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
    Net realized gains (losses) on:
         Securities ............................................................           (3,621)           3,655
         Futures contracts .....................................................            5,999          (26,558)
    Net increase (decrease) in unrealized appreciation on:
         Securities ............................................................           23,854           21,768
         Futures contracts .....................................................          (71,943)             ---
                                                                                     ------------     ------------
TOTAL REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ............................          (45,711)          (1,135)
                                                                                     ------------     ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................     $    317,510     $    145,532
                                                                                     ============     ============


      The accompanying Notes to Financial Statements are an integral part of these Statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
          For the period January 2, 1997 (commencement of operations)
                           to May 31, 1997 (Unaudited)

                                                                                        Short
                                                                                       Duration
                                                                                      High-Yield       High-Yield
                                                                                      Municipal         Municipal
                                                                                         Fund           Bond Fund
                                                                                     ------------     ------------
OPERATIONS:
   Net investment income ......................................................      $    363,221     $    146,667
   Net realized gains (losses) on investments .................................             2,378          (22,903)
   Net increase (decrease) in unrealized appreciation on investments ..........           (48,089)          21,768
                                                                                     ------------     ------------
                 Net increase in net assets resulting from operations .........           317,510          145,532
                                                                                     ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ......................................................          (363,221)        (146,667)

FUND SHARE ACTIVITIES:
   Proceeds from shares issued ................................................        40,042,902       10,742,750
   Reinvested dividends from net investment income ............................           189,394           73,333
   Cost of shares redeemed ....................................................        (2,023,327)        (225,243)
                                                                                     ------------     ------------
                  Net increase in net assets derived from Fund share activities        38,208,969       10,590,840
                                                                                     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..................................................        38,163,258       10,589,705
                                                                                     ------------     ------------

NET ASSETS AT THE BEGINNING OF THE PERIOD .....................................               ---              ---

NET ASSETS AT THE END OF THE PERIOD ...........................................      $ 38,163,258     $ 10,589,705
                                                                                     ============     ============


     The accompanying Notes to Financial Statements are an integral part of these Statements.

                              FINANCIAL HIGHLIGHTS


                                                                   Short Duration          High-Yield
                                                                     High-Yield             Municipal
                                                                   Municipal Fund           Bond Fund
                                                                1/2/97(1) to 5/31/97    1/2/97(1) to 5/31/97
                                                                --------------------    --------------------
  PER SHARE DATA
  Net asset value, beginning of period.........................     $      10.00          $      10.00

  Income from investment operations:
      Net investment income....................................             0.23                  0.27
      Net realized and unrealized gains on investments.........              ---                  0.04
                                                                    ------------          ------------
        Total income from investment operations................             0.23                  0.31

  Less distributions from:
      Net investment income....................................             0.23                  0.27
      Net realized gains on investments........................              ---                   ---
                                                                    ------------          ------------
        Total distributions....................................             0.23                  0.27

  Net asset value, end of period...............................     $      10.00          $      10.04
                                                                    ============          ============

  TOTAL RETURN(2).............................................             2.4%                  3.0%

  RATIOS AND SUPPLEMENTAL DATA
      Net assets, end of period (in thousands).................     $     38,163          $     10,590
      Ratio of net expenses to average net assets..............            0.00%(3)(4)           0.00%(3)(4)
      Ratio of net investment income to average net assets.....            4.76%(3)(4)           5.87%(3)(4)
      Portfolio turnover rate..................................              66%                   46%

(1)  Commencement of operations.

(2)  Not annualized.

(3)  Annualized.

(4) If there had been no management fee waiver or expense reimbursement by the Advisor, the ratio of net expenses to average net assets would have been 0.90% for the Short Duration High-Yield Municipal Fund and 1.46% for the High-Yield Municipal Bond Fund and the ratio of net investment income to average net assets would have been 3.87% and 4.41%, respectively.

The accompanying Notes to Financial Statements are an integral part of these Statements.

                          NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 1997 (UNAUDITED)

(1)      ORGANIZATION

         The Heartland Group, Inc. (the "Corporation") is registered as a diversified open-end management company under the Investment Company Act of 1940. The Short Duration High-Yield Municipal Fund and the High-Yield Municipal Bond Fund (the "Funds") are two of the nine series of funds issued by the Corporation at May 31, 1997.

(2)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

         (a) Debt securities are stated at fair value as furnished by independent pricing services based primarily upon information concerning market transactions and dealer quotations for similar securities or by dealers who make markets in such securities. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium. Securities and other assets for which quotations are not readily available are valued at their fair value using methods determined by the Board of Directors.

         (b) The Funds' policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Fund accordingly paid no Federal income taxes, and no Federal income tax provision is required.

         (c) Net investment income is distributed to each shareholder as a dividend. Dividends are declared daily and distributed monthly and are recorded by the Funds on the ex-dividend date. Net realized gains on investments, if any, are distributed annually.

         (d) The Funds record security and shareholder transactions no later than the first business day after the trade date. Net realized gains and losses on investments are computed on the identified cost basis. Interest income is recognized on an accrual basis. The Funds amortize premium and accrete original issue discount on investments utilizing the effective interest method.

         (e) The Funds may enter into futures contracts for hedging purposes, such as to protect against anticipated declines in the market value of their portfolio securities or to manage exposure to changing interest rates. Upon entering into a futures contract, a Fund pledges to the broker securities equal to the minimum "initial margin" requirements of the exchange. Additionally, the Fund receives from or pays to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                  The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of the futures contracts price may result in a loss which could render a portfolio's hedging strategy unsuccessful.

                  The Short Duration High-Yield Municipal Fund had the following open futures contracts at May 31, 1997:



                                                                    Unrealized
                              Number          Expiration            Appreciation
Type                      of  Contracts          Date             (Depreciation)
----                      -------------       ----------          --------------
Municipal Bond Index           (14)           June  1997            $ (72,016)
Municipal Bond Index           ( 4)           Sept. 1997                   73
                                                                    ----------
                                                                    $ (71,943)
                                                                    ==========

                  The High-Yield Municipal Bond Fund had no open futures contracts at May 31, 1997.

         (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(3)      INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

         The Funds have management agreements with Heartland Advisors, Inc. (the "Advisor") to serve as investment advisor and manager. Under the terms of the agreements, the Short Duration High-Yield Municipal Fund pays the Advisor a monthly management fee at the annual rate of .40% of the daily net asset value of the Fund and the High-Yield Municipal Bond Fund pays the Advisor a monthly management fee at the annual rate of .60% of the daily net asset value of the Fund.

         The Funds have adopted a Distribution Plan (the "Plan) pursuant to Rule 12b-1 under the Investment Company act of 1940. The Distributor is Heartland Advisors, Inc. (the "Distributor"). The Plan requires the Funds to pay to the Distributor a quarterly distribution fee on an annual basis up to .25% of their daily net assets.

         The Advisor has voluntarily committed to waive the entire management and Rule 12b-1 fees and to reimburse all other expenses for the Funds for the fiscal year ending December 31, 1997. As a result, the Funds did not incur any operating expenses for the period ended May 31, 1997. Effective January 1, 1998, the Advisor will begin to reduce the amount of this waiver and reimbursement each month by 0.15% on an annualized basis, but will voluntarily reimburse the Funds to the extent that annual total fund operating expenses would exceed 0.75% for the Short Duration High-Yield Municipal Fund and 0.95% for the High-Yield Municipal Bond Fund.

         Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

         As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Directors of the Corporation has adopted a plan which will allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from syndicates in which the Distributor is a member.

(4)      DEFERRED ORGANIZATION EXPENSES

         Organization expenses have been deferred and are being amortized on a straight-line basis over sixty months. Payments for these expenses were advanced by the Advisor, who will be reimbursed by the Funds over the same period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any then unamortized expenses. Unamortized deferred organizational expenses and the related payable to the Advisor at May 31, 1997, were $21,672 for each Fund. Reimbursement to the Advisor of these amounts by the Funds will be subject to the expense limitations and reimbursements in effect for the Funds at the time.

(5)      INVESTMENT TRANSACTIONS

         During the period ended May 31, 1997, purchases and sales of securities, other than short-term obligations, were as follows (in thousands):

                                         Short
                                        Duration
                                       High-Yield           High-Yield
                                       Municipal            Municipal
                                          Fund              Bond Fund
                                      -----------          -----------
         Purchases                    $49,277,288          $12,733,480
         Proceeds from sales            9,363,860            2,156,202

         At May 31, 1997, the gross unrealized appreciation and depreciation on securities for tax purposes were as follows:

                                         Short
                                        Duration
                                       High-Yield           High-Yield
                                       Municipal            Municipal
                                          Fund              Bond Fund
                                      -----------          -----------
         Appreciation                  $ 88,966             $ 51,929
         Depreciation                   (65,112)             (30,161)
                                        --------             --------
                                       $ 23,854             $ 21,768
                                        ========             ========

         Cost of investments is substantially the same for financial reporting purposes and federal income tax purposes.

(6)      FUND SHARE TRANSACTIONS

         For the period ended May 31, 1997, Fund share transactions were as follows:

                                              Short
                                             Duration
                                            High-Yield           High-Yield
                                            Municipal            Municipal
                                               Fund              Bond Fund
                                           -----------          -----------
         Shares issued                      3,999,891            1,070,323
         Reinvested dividends from net
           investment income                   18,940                7,309
         Shares redeemed                     (202,405)             (22,498)
                                           -----------          -----------
         Net increase in Fund shares        3,816,426            1,055,134
                                           ===========          ===========

(7)      SOURCES OF NET ASSETS

         At May 31, 1997, the Funds' sources of net assets were as follows:

                                              Short
                                             Duration
                                            High-Yield           High-Yield
                                            Municipal            Municipal
                                               Fund              Bond Fund
                                           -----------          -----------
         Paid-in capital                   $38,208,969          $10,590,840
         Net unrealized appreciation
           (depreciation) on investments       (48,089)              21,768
         Accumulated undistributed net
           realized gains (losses) on
           investments                           2,378              (22,903)
                                           -----------          -----------
                                           $38,163,258          $10,589,705
                                           ===========          ===========

                                TABLE OF CONTENTS


                                                                    Page
                                                                    ----
INTRODUCTION TO THE FUNDS                                            2
INVESTMENT POLICIES AND PRACTICES                                    2
INVESTMENT RISKS AND CONSIDERATIONS                                 15
INVESTMENT RESTRICTIONS                                             18
MANAGEMENT                                                          21
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                 22
THE INVESTMENT ADVISOR                                              23
PERFORMANCE INFORMATION                                             24
DETERMINATION OF NET ASSET VALUE PER SHARE                          26
DISTRIBUTION OF SHARES                                              27
DISTRIBUTION PLAN                                                   27
TAX STATUS                                                          28
DESCRIPTION OF SHARES                                               29
PORTFOLIO TRANSACTIONS                                              29
CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT                30
COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS                          31
FINANCIAL STATEMENTS                                                31


Heartland Short Duration High-Yield Municipal Fund
Heartland High-Yield Municipal Bond Fund
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Investment Advisor And Distributor

Heartland Advisors, Inc.
790 North Milwaukee Street
Milwaukee, Wisconsin  53202

Custodian, Transfer And Dividend Disbursing Agent

Firstar Trust Company
Mutual Funds Services, Third Floor
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Counsel

Quarles & Brady
411 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Auditor

Price Waterhouse LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

Part C.               Other Information.

Item 24.       Financial Statements and Exhibits

               (a) Financial Statements and related footnotes for the Funds included or incorporated by reference in Part B are:

                      (1)    Reports of Independent Public Accountants
                      (2)    Statement of Net Assets
                      (3)    Statement of Changes in Net Assets
                      (4)    Statement of Operations

               (b)    Exhibits:

                      See Exhibit Index following the signature page of this registration statement, which index is incorporated herein by this reference.


Item 25.       Persons Controlled by or under Common Control with Registrant

               Not Applicable. See "Control Persons and Principal Holders of Securities" in Part B.


Item 26.       Number of Holders of Securities

               On March 31, 1997, the number of record holders of each class of securities of the Registrant was:

                                                                    NUMBER OF HOLDERS OF
                  FUND                                             RECORD OF COMMON STOCK
                  ----                                             ----------------------
Heartland Small Cap Contrarian Fund                                        17,410

Heartland Value Fund                                                       68,326

Heartland Mid Cap Value Fund                                                  974

Heartland Large Cap Value Fund                                                443

Heartland Value Plus Fund                                                   5,749

Heartland U.S. Government Securities Fund                                   2,657

Heartland Wisconsin Tax Free Fund                                           3,492

Heartland Short Duration High-Yield Municipal Fund                            229

Heartland High-Yield Municipal Bond Fund                                      133

Item 27.       Indemnification

Reference is made to Article IX of the Registrant's Bylaws filed as Exhibit No. 2 to Registrant's Registration Statement with respect to the indemnification of Registrant's directors and officers, which is set forth below:

               Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

                      (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

                      (b) the Corporation shall not indemnify any person unless:

                             (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                             (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph
                             (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

                             Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification),

                                    (1) such person shall provide adequate
                                    security for his undertaking;

                                    (2) the Corporation shall be insured against losses arising by reason of such advance; or

                                    (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

               Section 9.2. Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

In addition, the Registrant maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Registrant and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

Registrant undertakes that insofar as indemnification for liabilities arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.       Business and Other Connections of Investment Advisor

               (a)    Heartland Advisors, Inc.

               Heartland Advisors, Inc. acts as the Investment Advisor and Distributor to each of the Heartland Funds. William J. Nasgovitz, a director and President of Heartland Group, Inc., is a controlling person of Heartland Advisors through his ownership of a majority of its voting common stock. Mr. Nasgovitz has indicated he intends to retain control of the Advisor through continued ownership of a majority of its outstanding voting stock.

               Set forth below is a list of the executive officers and directors of Heartland Advisors, Inc. as of March 31, 1997, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers and directors during the past two years:


                                   POSITION WITH
NAME                         HEARTLAND ADVISORS, INC.                       OTHER
----                         ------------------------                       -----
William J. Nasgovitz    President and Director               President and Director,
                                                             Heartland Group, Inc.
Patrick J. Retzer       Director and Senior Vice             Vice  President, Treasurer, and
                        President, Treasurer                 Director, Heartland Group, Inc.
Kevin D. Clark          Senior Vice President, Trading       None
Mitchell L. Kohls       Chief Operating Officer              Communications Manager, GE
                                                             Medical Systems (General
                                                             Electric) (8/88 to 6/95)
Kenneth J. Della        Chief Financial Officer              None
Lorraine J. Koeper      Senior Vice President and General    Attorney, Quarles & Brady (9/92
                        Counsel and Director                 to 7/95)

Lois J. Schmatzhagen    Secretary                            Secretary, Heartland Group, Inc.
Eric J. Miller          Senior Vice President                None

Item 29.  Principal Underwriters

               (a) Heartland Advisors, Inc. acts as the Distributor of each of the Heartland funds shares. Heartland Advisors, Inc. does not act as the principal underwriter or distributor for any open-end mutual funds other than the Heartland funds.

               (b)    See response to item 28(a) above.

               (c)    Not applicable.

Item 30.       Location of Accounts and Records

               (a)    Heartland Group, Inc.
                      790 North Milwaukee Street
                      Milwaukee, Wisconsin  53202

               (b)    Firstar Trust Company
                      Mutual Funds Services, Third Floor
                      P.O. Box 701
                      Milwaukee, Wisconsin  53201-0701

               (c)    Firstar National Bank-Milwaukee
                      777 East Wisconsin Avenue
                      Milwaukee, Wisconsin  53202

Item 31.       Management Services

               Not applicable

Item 32.       Undertakings

               The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

\                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 25th day of June, 1997.

                                      HEARTLAND GROUP, INC.


                                      By:  /s/ William J. Nasgovitz
                                         ---------------------------------------
                                           WILLIAM J. NASGOVITZ
                                           President and Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on this 25th day of June, 1997, by or on behalf of the following persons in the capacities indicated.

SIGNATURE                                          TITLE


/s/ William J. Nasgovitz                           Director and President (Chief Executive Officer)
-------------------------------------
WILLIAM J. NASGOVITZ



/s/ Patrick J. Retzer                              Director, Vice President and Treasurer (Chief
-------------------------------------              Financial and Accounting Officer)
PATRICK J. RETZER



Hugh F. Denison*                                   Director
-------------------------------------
HUGH F. DENISON


A. Gary Shilling*                                  Director
-------------------------------------
A. GARY SHILLING


Willard H. Davidson*                               Director
-------------------------------------
WILLARD H. DAVIDSON


Jon D. Hammes*                                     Director
-------------------------------------
JON D. HAMMES


Linda F. Stephenson*                               Director
-------------------------------------
LINDA F. STEPHENSON



* By:  /s/ William J. Nasgovitz
     --------------------------------
     WILLIAM J. NASGOVITZ
     Pursuant to Power of Attorney dated April 27, 1995

                                  EXHIBIT INDEX

EXHIBIT                                                                         NUMBERED
NUMBER         DESCRIPTION                                                        PAGE
------         -----------                                                        ----
1(a)           Articles of Incorporation*

 (b) Form of Articles Supplementary to Articles of Incorporation filed with Maryland Department of Assessments and Taxation to withdraw the designation of, and to discontinue, the series known as the Heartland Nebraska Tax Free Fund*

2              Amended and Restated By-Laws*

5(a)           Investment Advisory Agreement for Heartland Value Fund*

5(b)           Investment Advisory Agreement for Heartland U.S.  Government,
               Wisconsin Tax Free,  Value Plus,  Small Cap  Contrarian,  Mid
               Cap Value and Large Cap Value Funds*

5(c)           Amended  Schedule A to Investment  Advisory  Agreement adding
               Heartland Short Duration  High-Yield  Municipal and Heartland
               High-Yield Municipal Bond Funds*

6(a)(i)        Distribution Agreement between Heartland
               Group, Inc. and Heartland Advisors, Inc.*

 (a)(ii)       Amendment No. 1 to Distribution Agreement between Heartland
               Group, Inc. and Heartland Advisors, Inc.*

 (b)           Form of Selected Dealer Agreements*

 (c)           Form of Selling Agreement for Banks*

8(a)           Custodian Agreement*

 (b)           Transfer Agent/Dividend Disbursing Agent Agreement*

9(a)           Heartland Group, Inc.'s Rule 10f-3 Plan*

 (b)           Heartland Value Fund, Inc.'s Rule 10f-3 Plan*

10             Opinion of Quarles & Brady*

11(a)          Consent of Arthur Andersen LLP - Not Applicable

  (b)          Consent of Quarles & Brady*

13             Subscription Agreements*

14(a)          Form of Model Retirement Plans*

  (b)          Form of Heartland Funds Individual Retirement Account
               Agreement and Forms*

  (c)          Form of Heartland Funds Section 403(b)(7) Custodial Account
               Agreement and Forms*

  (d)          Form of Heartland Funds SIMPLE IRA Attachment to IRS
               Form 5305-SA*

15(a)          The Value Fund's Rule 12b-1 Plan*

  (b)          Heartland Group Inc.'s Amended and Restated Rule 12b-1 Plan*

  (c)          Form of Related Distribution Agreement for Rule 12b-1 Plan*

16(a)          Schedules for Computation of Performance Information for the
               Heartland Value Fund and the Heartland U.S. Government Fund*

  (b)          Schedules for Computation of Performance Information for the
               Heartland Wisconsin Tax Free Fund*

  (c)          Schedules for Computation of Performance Information for the
               Heartland Value Plus Fund*

  (d)          Schedules for Computation of Performance Information for the
               Heartland Small Cap Contrarian Fund*

  (e) Schedules for Computation of Performance Information for the Heartland Short Duration High-Yield Municipal Fund

  (f) Schedules for Computation of Performance Information for the Heartland High-Yield Municipal Bond Fund

17             Financial Data Schedules (See Exhibit 27)

27.9           Financial Data Schedule for the Heartland Short Duration
               High-Yield Municipal Fund

27.10          Financial Data Schedule for the Heartland High-Yield
               Municipal Bond Fund


------------------

    *      Previously filed and incorporated herein by reference.